REVOLVING CREDIT NOTE



$18,000,000           July 14, 1997
                      Baltimore, Maryland

     FOR VALUE RECEIVED, DAVCO
RESTAURANTS, INC., a corporation
organized and existing under the
laws of the State of Delaware
("DavCo"), SOUTHERN HOSPITALITY
CORPORATION, a corporation organ-
ized and existing under the laws of
the State of Tennessee ("SHC"),
MDF, Inc., a corporation organized
and existing under the laws of the
State of Delaware ("MDF") and
FRIENDCO RESTAURANTS, INC., a
corporation organized under the
laws of the State of Maryland
("Friendco"; each of DavCo, SHC,
MDF and Friendco a "Borrower" and
collectively, the "Borrowers"),
jointly and severally, promise to
pay to the order of THE FIRST
NATIONAL BANK OF MARYLAND, a
national banking association (the
"Lender") the principal sum of
$18,000,000 (the "Principal Sum"),
or such sums thereof as are
outstanding from time to time
pursuant to the Financing Agreement
(hereinafter defined) under the
Revolving Credit Facility (as that
term is defined in the Financing
Agreement) with interest thereon as
provided below.  Interest and
principal shall be payable in
lawful money of the United States,
which shall be legal tender in
payment of all debts and dues,
public and private, at the time of
payment.

     The term "Financing Agreement"
means the Financing Agreement dated
the same date as this Revolving
Credit Note (as the Financing
Agreement may be amended, modified,
restated, substituted, extended and
renewed at any time and from time
to time), among the Borrowers and
the Lender.  Capitalized terms used
herein and not otherwise defined
shall have the same meanings as set
forth in the Financing Agreement.
This Note is the "Line of Credit
Note" defined in the Financing
Agreement and is subject to all of
the terms and conditions contained
therein.

     Interest on the outstanding
principal balance of this Note at
the Floating Rate and/or at any
Fixed Rate in effect from time to
time shall be payable monthly on
the fifth day of each month in each
calendar year.  The entire unpaid
principal balance and any accrued
but unpaid interest shall be due
and payable in full on the
Revolving Credit Facility
Expiration Date.

     The unpaid principal balance
of this Note shall bear interest at
the Floating Rate, except during
any period of time in which the
Fixed Rate has been selected in
accordance with the Financing
Agreement.  Subject to the
conditions set forth in the
Financing Agreement, the Floating
Rate and up to five (5) Fixed Rates
may be applicable to portions of
the Principal Sum at any one time.

     Interest shall be charged
based on a 360-day year factor
applied to actual days elapsed.

     The fact that the principal
balance of this Note may be reduced
to zero from time to time will not
affect the continuing validity of
this Note or the Financing
Agreement, and such balance may be
increased to the full Principal Sum
after any such reduction to zero.

     If a Default occurs and
continues beyond the applicable
cure periods (if any) set forth in
the Financing Agreement, the unpaid
principal balance of this Note
shall bear interest thereafter at a
rate of two percent (2%) per annum
in excess of the rate or rates of
interest otherwise applicable to
the principal of this Note (or
portions thereof if more than one
(1) interest rate is applicable)
until the Default is cured.  In
addition, any payment received more
than fifteen (15) days after its
due date will be subject to a late
charge in an amount equal to five
percent (5%) of the payment.

     All payments under this Note
will be made to the Lender as
provided in the Financing
Agreement.  All such payments
received by the Lender shall be
applied in accordance with the
Financing Agreement.

     Any portion of the Principal
Sum accruing interest at the
Floating Rate may be prepaid in
whole or in part at any time
without premium or penalty.  Any
portion of the Principal Sum
accruing interest at a Fixed Rate
may be prepaid in whole or in part
but subject to payment of the
prepayment fee described in the
Financing Agreement.

     If a Default occurs and
continues beyond the applicable
cure periods (if any) set forth in
the Financing Agreement, the unpaid
balance of the Principal Sum
together with interest thereon
shall, at the option of the Lender,
at once become and be due and
payable.

     If this Note is forwarded to
an attorney for collection after
the occurrence of an Event of
Default, the Borrowers shall pay
all reasonable costs of collection,
including, without limitation,
court costs and reasonable
attorney's fees.

     Upon the occurrence of a
Default under the Financing
Agreement, the Borrowers hereby
jointly and severally authorize and
empower at any time thereafter the
clerk of court or any attorney of
any court of record within the
State of Maryland to appear for the
Borrowers, or any of them, in any
court in one or more proceedings or
before any clerk or any other
officer thereof and to confess
judgment against the Borrowers, or
any of them, in favor of the Lender
and/or any subsequent holder of
this Note for an amount equal to
the total of (a) the then unpaid
principal balance of this Note
(whether then due or not), (b)
interest accrued thereon and any
premiums, (c) costs of suit, and
(d) attorney's fees of $250,000.
The authority and power to confess
judgment herein contained shall not
be exhausted by one or more
exercises thereof, or by an
imperfect exercise thereof, and
shall not be extinguished by any
judgment entered pursuant thereto.
Such authority and power may be
exercised on one or more occasions,
from time to time, in the same or
different jurisdictions, as often
as the Lender or any subsequent
holder shall deem necessary or
desirable for all of which this
Note shall be sufficient warrant.

     In the event that any
provision (or any part of any
provision) contained in this Note
shall for any reason be held to be
invalid, illegal or unenforceable
in any respect, such invalidity,
illegality or unenforceability
shall not affect any other
provision (or remaining part of the
affected provision) of this Note,
but this Note shall be construed as
if such invalid, illegal or
unenforceable provision (or part
thereof) had never been contained
herein but only to the extent it is
invalid, illegal or unenforceable.

     The Borrowers waive
presentment, protest and demand,
notice of protest, notice of demand
and of dishonor and non-payment of
this Note (provided that, this
paragraph shall in no manner limit
or affect any notice and cure
period the Borrowers are entitled
to under the Financing Agreement),
and expressly agree that this Note
or any payment hereunder may be
extended from time to time without
in any way affecting the liability
of the Borrowers.

     Time is of the essence of this
Note.

     This Note shall be governed
by, and construed in accordance
with, the Laws of the State of
Maryland.

     WITNESS the signatures and
seals of the Borrowers as of the
day and year first above written.

WITNESS OR ATTEST:                 DAVCO RESTAURANTS, INC.


/S/ David J. Norman                   By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:

WITNESS OR ATTEST:                 SOUTHERN HOSPITALITY CORPORATION


/S/ David J. Norman                   By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:

WITNESS OR ATTEST:                 MDF, INC.


/S/ David J. Norman                   By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:

WITNESS OR ATTEST:                 FRIENDCO RESTAURANTS, INC.


/S/ David J. Norman                   By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:


                    FINANCING AGREEMENT

     THIS FINANCING AGREEMENT (this
"Agreement") is made as of the 14th
day of July, 1997, by and among
DAVCO RESTAURANTS, INC., a
corporation organized and existing
under the laws of the State of
Delaware ("DavCo"), and its
Subsidiaries signing below, jointly
and severally (each of DavCo and
those Subsidiaries, individually
and collectively, the "Borrower"),
jointly and severally, and THE
FIRST NATIONAL BANK OF MARYLAND, a
national 42
banking association (the "Lender").

           R E C I T A L S :

     1.   The Borrower has
requested that the Lender establish
a $18,000,000 revolving credit
facility for the Borrower.

     2.   The Lender has agreed to
do so subject to the terms and
conditions set forth in this
Agreement.

     NOW, THEREFORE in
consideration of the premises and
of the mutual covenants and
conditions contained herein, the
Borrower and the Lender agree as
follows:

            ARTICLE 1

            DEFINITIONS

     SECTION 1.1  Certain Defined
Terms.  As used in this Agreement,
the terms defined in the Preamble
and Recitals hereto shall have the
respective meanings specified
therein, and the following terms
shall have the following meanings:

          "Adjusted Libor Rate" has
the meaning set forth in Section
2.1.6(f).

          "Affiliate" means, with
respect to the Borrower, any
Person, directly or indirectly
controlling, directly or indirectly
controlled by, or under direct or
indirect common control with the
Borrower or any Subsidiary.

          "Agreement" means this
Financing Agreement and all amend-
ments, modifications and
supplements hereto which may from
time to time become effective in
accordance with the provisions of
Section 7.1 hereof.

          "Applicable Margin" has
the meaning set forth in Section
2.1.6(b).

          "Applicable Rate" has the
meaning set forth in Section
2.1.7(b).

          "Assessment Rate" has the
meaning set forth in Section
2.1.6(f).

          "Bankruptcy Code" means
the United States Bankruptcy Code,
as amended from time to time.

          "Business Day" means any
day other than a Saturday, Sunday
or other day on which commercial
banks in the State of Maryland are
authorized or required to close.

          "Closing Date" means the
date of this Agreement.

          "Commitment" means the
commitment of the Lender to provide
the Revolving Credit Facility,
subject to the sublimits
established under the Revolving
Credit Facility.

          "Commonly Controlled
Entity" means an entity, whether or
not incorporated, which is under
common control with the Borrower
within the meaning of Section
414(b) or (c) of the  Internal
Revenue Code.

          "CP Capital Leases" means
the current portion of the
Borrower's capital leases,
determined in accordance with GAAP
consistently applied to the
Borrower.

          "CPLTD" means the current
portion of the Borrower's long term
debt, determined in accordance with
GAAP consistently applied to the
Borrower.

          "Credit Facilities" means
the collective reference to each of
the credit accommodations under the
Revolving Credit Facility
including, without limitation, the
Line of Credit, the Letter of
Credit facility, and the FILM
facility, and to each advance and
extension of credit thereunder.

          "Default" has the meaning
described in Article 6.

          "Enforcement Costs" means
all expenses, charges, costs and
fees whatsoever (including, without
limitation, reasonable attorney's
fees and expenses) of any nature
whatsoever paid or incurred by or
on behalf of the Lender in
connection with the collection or
enforcement of any or all of the
Obligations, this Agreement, the
Notes, and/or any of the other
Financing Documents, and (b) the
monitoring, administration,
processing or servicing of any or
all of the Obligations.

          "ERISA" means the
Employee Retirement Income Security
Act of 1974, as amended from time
to time.

          "Event of Default" means
an event which, with the giving of
notice or lapse of time, or both,
could or would constitute a Default
under the provisions of this
Agreement.

          "Fees" means collectively
the letter of credit fees described
in Section 2.1.4(c) and the Loan
Fee, the non-usage fees, and the
Cancellation Fees described in
Sections 5.1.17, 5.1.18 and 5.1.19,
respectively.

          "FILM" has the meaning
set forth in Section 2.1.5.

          "FILM Promissory Note"
shall have the meaning described in
Section 2.1.5.

          "Financing Documents"
means at any time collectively this
Agreement, the Notes, the Pledge
Agreement and any other instrument,
agreement or document previously,
simultaneously or hereafter
executed and delivered by the
Borrower, and/or any other Person,
singly or jointly with another
Person or Persons, evidencing,
securing, guarantying or in
connection with any of the Obliga-
tions and/or in connection with
this Agreement, the Notes, and/or
the Credit Facilities.

          "Fixed or Capital Assets"
of a Person at any time means all
assets of such Person which would,
in accordance with GAAP, be
classified as property, plant and
equipment at such date.

          "Fixed Rate" has the
meaning set forth in Section 2.1.6.

          "Floating Rate" has the
meaning set forth in Section 2.1.6.

          "GAAP" means generally
accepted accounting principles in
the United States of America in
effect from time to time.

          "Governmental Authority"
means any nation or government, any
state or other political
subdivision thereof and any entity
exercising executive, legislative,
judicial, regulatory or
administrative functions of or
pertaining to government.

          "Hazardous Materials"
means (a) any "hazardous waste" as
defined by the Resource
Conservation and Recovery Act of
1976, as amended from time to time,
and regulations promulgated there-
under; (b) any "hazardous
substance" as defined by the
Comprehensive Environmental
Response, Compensation and
Liability Act of 1980, as amended
from time to time, and regulations
promulgated thereunder; (c) any
substance the presence of which on
any property now or hereafter owned
or acquired by the Borrower or any
Subsidiary is prohibited by any Law
similar to those set forth in
clauses (a) or (b) of this defini-
tion; and (d) any other substance
which by Law requires special
handling in its collection,
storage, treatment or disposal;
provided that "Hazardous Materials"
does not include substances
commonly used in the operation of a
restaurant so long as such
substances are stored, used and
disposed of in accordance with all
applicable laws and regulations.

          "Hazardous Materials
Contamination" means the contamin-
ation (whether presently existing
or occurring after the date of this
Agreement) by Hazardous Materials
of any property owned, operated or
controlled by the Borrower or any
Subsidiary or for which the
Borrower or any Subsidiary has
responsibility, including, without
limitation, improvements,
facilities, soil, ground water, air
or other elements on, or of, any
property now or hereafter owned or
acquired by the Borrower or any
Subsidiary, and any other
contamination by Hazardous
Materials for which the Borrower or
any Subsidiary is, or is claimed to
be, responsible.

          "Indebtedness" of a
Person, at any time, means the
total liabilities of such Person at
such time determined in accordance
with GAAP.

          "Indebtedness for
Borrowed Money" of a Person, at any
time means the sum at such time of
(a) indebtedness of such Person for
borrowed money or for the deferred
purchase price of property or
services, (b) any obligations of
such Person in respect of letters
of credit, banker's or other
acceptances or similar obligations
issued or created for the account
of such Person, (c) Lease
Obligations of such Person which
have been or should be, in
accordance with GAAP, capitalized
on the books of such Person, (d)
all liabilities secured by any Lien
on any property owned by such
Person, to the extent attached to
such Person's interest in such
property, even though such Person
has not assumed or become liable
for the payment thereof, and (e)
any obligation of such Person or a
Commonly Controlled Entity to a
Multiemployer Plan; but excluding
trade and other accounts payable in
the ordinary course of business in
accordance with customary trade
terms and which are not overdue (as
determined in accordance with
customary trade practices) or which
are being disputed in good faith by
such Person and for which adequate
reserves are being provided on the
books of such Person in accordance
with GAAP.

          "Index" has the meaning
described in Section 2.1.6(f).

          "Interest Period" has the
meaning set forth in Section
2.1.6(c).

          "Internal Revenue Code"
means the Internal Revenue Code of
1986, as amended from time to time,
and the Income Tax Regulations
issued and proposed to be issued
thereunder.

          "Laws" means all
ordinances, statutes, rules,
regulations, orders, injunctions,
writs, or decrees of any
Governmental Authority or political
subdivision or agency thereof, or
any court or similar entity
established by any thereof.

          "Lease Obligations" of a
Person for a particular period
means the aggregate amount of
payments required to be made by
such Person for such period under
leases for real and/or personal
property (net of rent from
subleases thereof, but including
taxes, insurance, maintenance and
similar expenses which the lessee
is obligated to pay under the terms
of said leases, except to the
extent that such taxes, insurance,
maintenance and similar expenses
are payable by sublessees),
including any such payments under
leases that should be, in
accordance with GAAP, capitalized.

          "Letters of Credit" means
letters of credit issued pursuant
to Section 2.1.4(a) of this
Agreement.

          "Liabilities" means, at
any time, all liabilities that
should, in accordance with GAAP
consistently applied, be classified
as liabilities on a consolidated
balance sheet of the Borrower and
its Subsidiaries.

          "Libor Index Rate" has
the meaning set forth in Section
2.1.6(f).

          "Libor Rate" has the
meaning set forth in Section
2.1.6(f).

          "Lien" means any
mortgage, deed of trust, deed to
secure debt, grant, pledge,
security interest, assignment,
encumbrance, judgment, lien or
charge of any kind, whether
perfected or unperfected, avoidable
or unavoidable, including, without
limitation, any conditional sale or
other title retention agreement,
any lease in the nature thereof,
and the filing of or agreement to
give any financing statement under
the Uniform Commercial Code of any
jurisdiction, excluding the
precautionary filing of any
financing statement by any lessor
in a true lease transaction, by any
bailor in a true bailment
transaction or by any consignor in
a true consignment transaction
under the Uniform Commercial Code
of any jurisdiction or the
agreement to give any financing
statement by any lessee in a true
lease transaction, by any bailee in
a true bailment transaction or by
any consignee in a true consignment
transaction.

          "Line of Credit" has the
meaning set forth in Section 2.1.3.

          "Line of Credit Note" has
the meaning set forth in Section
2.1.3.

          "Loan" means an advance
under the Line of Credit or the
FILM facility and "Loans" means all
such advances.

          "Loan Fee" has the
meaning set forth in Section
5.1.17.

          "Loan Notice" has the
meaning described in Section
2.1.10.

          "Multiemployer Plan"
means a Plan which is a
multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

          "Note" means the Line of
Credit Note, each FILM Promissory
Note, or any other promissory note
which may from time to time
evidence all or any part of the
Obligations, as the case may be,
and "Notes" means collectively the
Line of Credit Note, each FILM
Promissory Note, and all other
promissory notes which may from
time to time evidence all or any
part of  the Obligations.

          "Obligations" means all
present and future debts,
obligations, and liabilities,
whether now existing or
contemplated or hereafter arising,
of the Borrower to the Lender
under, arising pursuant to, in
connection with and/or on account
of the provisions of this Agree-
ment, the Notes and any of the
other Financing Documents, any of
the Loans, any of the Letters of
Credit, and the Credit Facilities
including, without limitation, the
principal of, and interest on, the
Notes, late charges, Enforcement
Costs, and prepayment penalties (if
any).

          "PBGC" means the Pension
Benefit Guaranty Corporation.

          "Permitted Liens" means:
(a) Liens for Taxes not delinquent
or which are being diligently
contested in good faith and by
appropriate proceedings, provided,
that, the Borrower shall have set
aside on its books adequate
reserves therefor; (b) deposits or
pledges to secure obligations under
workers' compensation, social
security or similar laws, or under
unemployment insurance; (c)
statutory Liens under Articles 2 or
4 of the Uniform Commercial Code of
any jurisdiction; (d) judgment
Liens to the extent the entry of
such judgment does not constitute
an Event of Default under the terms
of this Agreement; (e) attachments
on original process to the extent
that such attachments are
discharged or dismissed in a prompt
and commercially reasonable manner;
(f) leases and subleases of
property to third parties; (g)
liens arising by statute or common
law so long as payment or
performance of the obligation
secured is not in default; (h)
grants of customary easements and
rights-of-way; (i) mortgages and
deeds of trust covering real
property owned by the Borrower and
its Subsidiaries (to the extent not
in violation of other provisions of
this Agreement); (j) liens created
in connection with the acquisition
of properties (to the extent not
resulting in violation of other
provisions of this Agreement); and
(k) such other Liens, if any, as
are set forth on EXHIBIT "A"
attached hereto and made a part
hereof.

          "Person" means an
individual, a corporation, a part-
nership, a joint venture, a trust,
an unincorporated association, a
government or political subdivision
or agency thereof or any other
entity.

          "Plan" means any pension
plan which is covered by Title IV
of ERISA and in respect of which
the Borrower or a Commonly
Controlled Entity is an "employer"
as defined in Section 3 of ERISA.

          "Pledge Agreement" shall
have the meaning set forth in
Section 5.1.22.

          "Post-Default Rate" means
the floating rate equal at all
times to two percent (2%) per annum
in excess of the Index.
          "Prime Rate" has the
meaning set forth in Section
2.1.6(f).

          "Reportable Event" means
any of the events set forth in
Section 4043(b) of ERISA or the
regulations thereunder.

          "Reserve Percentage" has
the meaning set forth in Section
2.1.6(f).

          "Responsible Officer"
means the chief executive officer
of the Borrower or the president or
any executive vice president of the
Borrower or, with respect to
financial matters, the chief
financial officer of the Borrower.

          "Revolving Credit
Facility" has the meaning set forth
in Section 2.1.1 of this Agreement.

          "Revolving Credit
Facility Expiration Date" means
January 1, 2001, provided that the
expiration date shall extend
automatically for successive
periods of one (1) fiscal year of
the Borrower each unless the Lender
in the exercise of its sole and
absolute discretion has previously
notified the Borrower that the
Lender will not extend the
Revolving Credit Facility.

          "Subsidiary" means any
corporation the majority of the
voting shares of which at the time
are owned directly by the Borrower
and/or by one or more Subsidiaries
of the Borrower; "Subsidiaries"
mean each Subsidiary of the
Borrower.

          "Taxes" means all taxes
and assessments whether general or
special, ordinary or extraordinary,
or foreseen or unforeseen, of every
character (including all penalties
or interest thereon), which at any
time may be assessed, levied,
confirmed or imposed by any
Governmental Authority on the
Borrower or any of its properties
or assets or any part thereof or in
respect of any of its franchises,
businesses, income or profits.

          "Wholly Owned Subsidiary"
means any domestic United States
corporation all the shares of stock
of all classes of which (other than
directors' qualifying shares) at
the time are owned directly or
indirectly by the Borrower and/or
one or more Wholly Owned
Subsidiaries of the Borrower.

     SECTION 1.2  Accounting Terms
and Other Definitional Provisions.
Unless otherwise defined herein, as
used in this Agreement and in any
certificate, report or other
document made or delivered pursuant
hereto, accounting terms not
otherwise defined herein, and
accounting terms only partly
defined herein, to the extent not
defined, shall have the respective
meanings given to them under GAAP.
Unless otherwise defined herein,
all terms used herein which are
defined by the Maryland Uniform
Commercial Code shall have the same
meanings as assigned to them by the
Maryland Uniform Commercial Code
unless and to the extent varied by
this Agreement.  The words
"hereof", "herein" and "hereunder"
and words of similar import when
used in this Agreement shall refer
to this Agreement as a whole and
not to any particular provision of
this Agreement, and section,
subsection, schedule and exhibit
references are references to
sections or subsections of, or
schedules or exhibits to, as the
case may be, this Agreement unless
otherwise specified.  As used
herein, the singular number shall
include the plural, the plural the
singular and the use of the
masculine, feminine or neuter
gender shall include all genders,
as the context may require.
Reference to any one or more of the
Financing Documents and any of the
Financing Documents shall mean the
same as the foregoing may from time
to time be amended, restated,
substituted, extended, renewed,
supplemented or otherwise modified.
Without implying any limitation on
the foregoing, any reference to the
"Borrower" in provision of this
Agreement or any of the other
Financing Documents shall be deemed
to refer to each and any one or
more of the corporations included
in that term, jointly and
severally.

         ARTICLE 2

       THE CREDIT FACILITIES

     SECTION 2.1    Terms of the Credit Facilities.

          Section 2.1.1  Revolving
Credit Facility. Subject to and
upon the provisions of this Agree-
ment, the Lender establishes a
revolving credit facility in favor
of the Borrower (the "Revolving
Credit Facility"). The outstanding
principal balance of the Revolving
Credit Facility (including, without
limitation, the amount of all
Obligations with respect to Letters
of Credit and the FILM Promissory
Note) shall at no time exceed
$18,000,000 in the aggregate. The
Revolving Credit Facility will be
made available under the Line of
Credit, the Letter of Credit
facility and the FILM facility
described below.  The Lender's
obligation to make advances under
the Revolving Credit Facility shall
terminate on the Revolving Credit
Facility Expiration Date, and
following a Default or an Event of
Default under this Agreement, may
be limited, suspended or terminated
at the Lender's sole and absolute
discretion exercised from time to
time.  In the event the aggregate
outstanding principal balance of
the Line of Credit and the FILM
facility plus the aggregate face
amount of Letters of Credit exceeds
the Commitment, or in the event any
one or more of the Line of Credit,
the FILM facility, or the Letter of
Credit  exceeds its applicable
sublimit, the excess shall be due
and payable to the Lender ON
DEMAND.

          Section 2.1.2  Use of
Revolving Credit Facility.  The
Revolving Credit Facility may be
used by the Borrower for general
working capital purposes, equipment
purchases, construction and
completed restaurant costs,
advances under the Lender's FILM
program, and letter of credit needs
of the Borrower.

          Section 2.1.3  Line of
Credit Sublimit.    Under the
Revolving Credit Facility, the
Lender hereby establishes a line of
credit in the aggregate amount of
$18,000,000 (the "Line of Credit").
Each advance under the Line of
Credit must be in the minimum
amount of $500,000.  Advances may
be obtained under the Line of
Credit up to and including the
business date preceding the
Revolving Credit Facility
Expiration Date.  Advances under
the Line of Credit shall be made
based on (i) written notice or (ii)
telephonic notice followed by
written notice (which may be by
facsimile transmission) signed by a
Responsible Officer no later than
one (1) day prior to the date of
the requested funding.  The maximum
principal amount of the Revolving
Credit Facility will be reduced by
the aggregate outstanding principal
amount of all Line of Credit
advances.  Advances under the Line
of Credit shall be deposited to the
demand deposit account of DavCo
with the Lender or shall be
otherwise applied as directed by
the Borrower, which direction the
Lender may require to be in
writing.  The Borrower's obligation
to repay the Line of Credit is
evidenced by a promissory note
dated the same date as this
Agreement (as amended, modified,
restated, substituted, extended and
renewed at any time and from time
to time, the "Line of Credit Note")
in substantially the form attached
to this Agreement as EXHIBIT "A-1"
and in the principal amount of the
Line of Credit having a maturity
date, repayment terms and interest
rate as set forth in the Line of
Credit Note and this Agreement.

          Section 2.1.4  Letter of Credit Sublimit.

                    (a) Under the
Revolving Credit Facility, the
Lender hereby establishes a
sublimit for letters of credit (the
"Letters of Credit") in the
aggregate amount of $8,000,000 (the
"Letter of Credit Sublimit").

                    (b) Letters of
Credit will be issued for the
account of the Borrower and (i) for
the benefit of Wendy's
International, Inc. for franchise
and royalty fees, (ii) in
connection with the Borrower's
self-insurance program, and (iii)
for other needs as they arise.
Presently outstanding Letters of
Credit issued for the Borrower and
identified on EXHIBIT "B" attached
hereto and made a part hereof shall
be part of this Letter of Credit
Sublimit.  Letters of Credit shall
expire by their terms no later than
the business day preceding the
Revolving Credit Facility
Expiration Date.

                    (c) In
connection with the Letters of
Credit, the Borrower shall pay the
Lender (i) an annual fee for each
Letter of Credit of 5/8% per annum
of the Letter of Credit amount;
with such fee to be paid annually
in advance commencing on the date a
Letter of Credit is issued and on
each anniversary of such date, and
(ii) such standard charges for
amendments, drawings, transfers and
other matters related to the
Letters of Credit as the Lender
imposes from time to time.

                    (d) Drawings
under the Letters of Credit shall
be funded by advances under the
Line of Credit; except that, if a
drawing is made as a consequence of
the Borrower's failure to perform
its obligations under any franchise
or other agreement with Wendy's
International, Inc., such drawing
shall be payable on demand and the
Lender, at its option, may declare
an Event of Default under the
Revolving Credit Facility.

                    (e) In
connection with the Letters of
Credit, the Borrower must execute
and deliver the Lender's standard
application and agreement for
commercial letter of credit.  The
maximum available principal amount
of the Revolving Credit Facility
will be reduced by the aggregate
stated amount of all outstanding
Letters of Credit.

          Section 2.1.5  FILM
Sublimit. Under the Revolving
Credit Facility, the Lender hereby
establishes a sublimit for advances
under the Lender's First Investment
Loan Manager program ("FILM") in
the aggregate amount of $5,000,000.
Advances under the FILM sublimit
shall be made in accordance with
the terms and conditions set forth
in the Lender's FILM Investment
Agency Agreement and FILM
Promissory Note (the "Film
Promissory Note"), each as may be
in effect from time to time.
Advances may be obtained under the
FILM sublimit up to and including
the business date preceding the
Revolving Credit Facility
Expiration Date.  The maximum
available principal amount of the
Revolving Credit Facility will be
reduced by the aggregate
outstanding principal amount of all
FILM advances.

          Section 2.1.6  Interest Rates.

                    (a)  Amounts
outstanding under the Line of
Credit shall bear interest at
either:  (i)  a floating rate per
annum (the "Floating Rate") equal
at all times to the Index
(hereinafter defined), or (ii) a
fixed rate (the "Fixed Rate") equal
to the Adjusted LIBOR Rate, plus
the Applicable Margin (determined
and defined in the manner set forth
in subparagraph (b) below) in
effect at the commencement of the
respective Interest Period
(hereinafter defined).

                    (b)  The
"Applicable Margin" shall be 135
basis points per annum or, if the
Borrower's EBITDA to Liabilities
Ratio (defined in and determined in
accordance with Section 5.1.15 of
this Agreement) for any fiscal
quarter of the Borrower is less
than .33 to 1.0 for the quarter,
the Applicable Margin shall be 155
basis points per annum.

          The Applicable Margin
shall be subject to adjustment
quarterly based on the Borrower's
then most recent quarterly
financial information furnished to
the Lender in compliance with
Section 5.1.1 below and shall be
computed in detail in a certificate
signed by the chief financial
officer as part of the Borrower's
quarterly compliance certificate
referred to in Section 5.1.1 below.
Any change in the Applicable Margin
shall be effective five (5)
business days after the Lender
receives the financial information
and certificate and, until a
further change in the Applicable
Margin is required, shall apply to
those Interest Periods commencing
thereafter, but shall not change
Interest Periods then in effect.

                    (c)  The
Borrower may elect to have a Fixed
Rate apply to portions of the Line
of Credit of $500,000 or more.  A
Fixed Rate may be in effect for a
period of 1, 2, 3, or 6 months (an
"Interest Period").  Each election
of the Fixed Rate must be made in
writing or by telephonic notice
followed by written notice (which
may be by facsimile transmission)
signed by a Responsible Officer,
must be received by the Lender no
less than one (1) business day
prior its effective date, and must
specify the Interest Period for
which the applicable Fixed Rate
will be in effect.  No more than
five (5) Fixed Rates may be in
effect at any one time.

                    (d)  Amounts
outstanding under the FILM sublimit
shall bear interest at the LIBOR
Index Rate.

                    (e)  Obligations under
the Revolving Credit Facility
which do not bear
interest at a Fixed Rate shall bear
interest at a Floating Rate.  The
Floating Rate shall be the Prime
Rate, except that the Borrower may
elect no later than the first
business day of each month to have
the LIBOR Index Rate apply to
$500,000 portions of the Line of
Credit. Such election shall be
effective as of the fifth day of
that month up to and including the
fourth day of the following month.

                    (f)  As used in
this Agreement, the following terms
have the meanings indicated:

               "Adjusted LIBOR
     Rate" means the LIBOR Rate as
     adjusted in accordance with,
     and pursuant to, the following
     formula:

     LIBOR Rate + Assessment Rate,
     100% - Reserve Percentage

               "Assessment Rate"
     means the rate (expressed as a
     percentage) as determined by
     the Lender to be the net
     annual  assessment rate
     (rounded upward, if necessary
     to the next 1/100 of 1%)
     payable to the Federal Deposit
     Insurance Corporation (or any
     successor agency or entity
     performing substantially the
     same or similar functions) for
     insuring non-personal deposits
     of institutions insured by the
     Federal Deposit Insurance
     Corporation.

               "Index" means the
     LIBOR Index Rate or the Prime
     Rate, as elected by the
     Borrower from time to time.

               "LIBOR Index Rate"
     means the floating rate per
     annum equal at all times to
     the Applicable Margin in
     excess of the Adjusted LIBOR
     Rate for a 30 day Interest
     Period, determined and
     adjusted daily.

               "LIBOR Rate" means
     the London Interbank Offered
     Rate as quoted by the Lender
     for the period corresponding
     to the term of the Interest
     Period selected by the
     Borrower two (2) business days
     prior to the date the Interest
     Period in question will
     commence.

               "Prime Rate" means
     the rate announced by the
     Lender from time to time as
     its "prime rate" (which does
     not represent the lowest rate
     charged by the Lender to any
     borrower or class of
     borrowers).

               "Reserve Percentage"
     means the total of the maximum
     reserve percentages (expressed
     as a percentage), including
     but not limited to, marginal,
     emergency, supplemental,
     special and other reserve
     percentages, as determined by
     the Lender to be prescribed by
     the Board of Governors of the
     Federal Reserve System under
     Regulation D or otherwise in
     determining the reserves to be
     maintained by member banks of
     the Federal Reserve System for
     "Eurocurrency Liabilities"
     (the Lender acknowledges that
     current regulations do not
     require reserves against
     "Eurocurrency Liabilities").


          Section 2.1.7 Prepayment.

                    (a)  Any
portion of the Revolving Credit
Facility bearing interest at the
Floating Rate may be prepaid in
whole or in part at any time
without premium or other charge
whatsoever.

                    (b)  The
Borrower may also prepay any
portion of the Revolving Credit
Facility bearing interest at a
Fixed Rate in whole or in part,
provided all of the following
conditions are satisfied:  (i) the
Borrower gives the Lender five (5)
Business Days (A) prior written
notice of the prepayment or (B)
telephonic notice followed by
written notice (which may be by
facsimile transmission), signed by
a Responsible Officer, and (ii) the
Borrower pays a prepayment fee to
the Lender together with the
prepayment, with such prepayment
fee computed as set forth below,
and, in addition, the Borrower pays
the Lender an administrative charge
of $300 per prepayment, and (iii)
only one prepayment for any
individual advance in whole or in
part may be made during any
Interest Period.

          The prepayment fee shall
be due and payable in connection
with all such prepayments in whole
or in part, from whatever sources,
including, but not limited to,
payments made at the voluntary
election of the Borrower, payments
made as a result of the
acceleration of the Revolving
Credit Facility by the Lender, or
payments made as a result of the
sale of any collateral securing the
Loan.  There shall be no prepayment
fee if prepayment is made on the
last day of an Interest Period.

          The prepayment fee shall
be equal to (x) if the Base Rate
(hereinafter defined) is less than
the Fixed Rate then in effect (the
"Applicable Rate"), an amount equal
to the Rate Differential
(hereinafter defined) multiplied by
the amount being prepaid, divided
by 360, multiplied by the number of
days between the date of the
receipt of such prepayment and the
end of the applicable Interest
Periods for which the Fixed Rate in
question will be in effect, or (y)
if the Base Rate is greater than
the Applicable Rate, an amount
equal to one percent (1%) of the
amount being prepaid.

          As used herein, the term:
               "Base Rate" means a
     per annum rate of interest
     equal to the yield to maturity
     of non-callable debt
     obligations of the United
     States Treasury offered the
     day preceding any prepayment
     made hereunder, and having a
     maturity date nearest in time
     to the end of the applicable
     Interest Period, plus two
     percent (2%) per annum.  The
     maturity date and yield to
     maturity of the applicable
     United States Treasury
     obligation shall be determined
     on the basis of quotations
     published in The Wall Street
     Journal on the date of such
     prepayment, or from such other
     source as the Lender, in its
     sole discretion, shall deem
     appropriate.

               "Rate Differential"
     means the difference between
     the Applicable Rate and the
     Base Rate.

     The prepayment fee is not a
penalty but indemnification and
fair compensation to the Lender for
loss suffered by the Lender by
reason of such prepayment.

          Section 2.1.8 Payments.

                    (a)  Interest
on the Revolving Credit Facility
shall be payable monthly on the
fifth day of each month after the
date of the Closing. The Lender
will debit the Borrower's operating
account for interest as of the
fifth day of each month.

                    (b)  At the
time of each advance under the Line
of Credit, the Borrower shall elect
a principal payment method for the
advance, which shall be either:

                         (i)
     level monthly payments of
     principal, specified by the
     Borrower at the time of the
     advance, sufficient to
     amortize the advance in full
     no later than the earlier of
     (A) two years after the then
     scheduled Revolving Credit
     Facility Expiration Date, or
     (B) five 5) years from the
     date of the advance; or

                         (ii) no
     principal payments until the
     earlier of (A) four (4) years
     from the date of the advance
     at which time the advance
     shall be payable in full, or
     (B) the Revolving Credit
     Facility Expiration Date,
     followed by level monthly
     payments of principal
     sufficient to amortize the
     advance in full in twenty-four
     (24) months or five (5) years
     from the date of the advance,
     whichever is earlier.

                    (c)  Any FILM
advances outstanding shall be
repaid on the Revolving Credit
Facility Expiration Date.

          Section 2.1.9 Committed
Credit Facility.  Subject to and in
accordance with the provisions of
this Agreement, the Lender agrees
from time to time from the Closing
Date to the Business Day preceding
the Revolving Credit Facility
Expiration Date to provide the
credit accommodations under the
Credit Facilities; provided that,
the Lender will be under no
obligation or commitment to provide
the credit accommodations under the
Credit Facilities if:

               (a)  after giving
effect to the Borrower's request
for such credit accommodation, the
aggregate amount of the Revolving
Credit Facility then outstanding
would exceed the maximum principal
amount of the Revolving Credit
Facility or the aggregate amount of
the sublimits applicable to the
Line of Credit, the Letters of
Credit or the FILM advances; or

               (b)  a Default or
Event of Default has occurred and
is continuing.

          Subject to and in
accordance with the provisions of
this Agreement, the Borrower may
borrow, repay and reborrow
hereunder, from the date of this
Agreement until the Business Day
preceding the Revolving Credit
Facility Expiration Date.

          Section 2.1.10 Procedure
for Loans; Lender Protection Loans.
(a) The Borrower may borrow under
the Line of Credit on any Business
Day.  The Borrower shall give the
Lender telephonic notice followed
by written notice (which may be by
facsimile transmission) signed by a
Responsible Officer (a "Loan
Notice") of the amount of the
proposed borrowing and, if
requested by the Lender, the
specific purpose of the proposed
borrowing.  A Loan Notice must be
given at least one (1) Business Day
prior to any requested advance of
the Line of Credit.  The Lender
shall not consider making a Loan
unless the Lender shall have
received and approved with respect
to such Loan a Loan Notice.

          (b)  Subject to the
conditions of this paragraph, the
Lender is hereby irrevocably
authorized by the Borrower to make
Loans at any time and from time to
time to the Borrower, without
request from the Borrower, which
the Lender, in its sole and
absolute discretion, deems neces-
sary or appropriate to protect the
Lender's interests under this
Agreement and the Financing
Documents, including, without
limitation, Loans made to cover
Enforcement Costs, prior to, on, or
after the Revolving Credit Facility
Expiration Date, regardless of
whether the aggregate amount of the
Loans which the Lender may make
hereunder exceeds the Commitment.

          Section 2.1.11 Loan
Accounts.  The Lender will
establish and maintain loan
accounts on its books (the "Loan
Accounts") to which the Lender will
debit (a) the principal amount of
each Loan made under the Line of
Credit by the Lender as of the date
made, (b) the amount of any
interest accrued on such Loans as
and when due, and (c) any other
amounts due and payable by the
Borrower to the Lender from time to
time under the provisions of this
Agreement in connection with the
Line of Credit, respectively,
including, without limitation,
Enforcement Costs and late charges,
as and when due and payable, and to
which the Lender will credit all
payments made by the Borrower to
the Lender on account of the Line
of Credit, respectively, as of the
date made if received prior to 2:00
p.m. or as of the next succeeding
Business Day if received after 2:00
p.m.  The Lender may charge the
Loan Accounts for the amount of any
item of payment which is returned
to the Lender unpaid.  All credit
entries to the Loan Accounts are
conditional and shall be readjusted
as of the date made if final
payment is not received by the
Lender in cash or solvent credits.
The Lender may, at any time or
times, send to the Borrower a
statement or reconciliation of the
Loan Accounts and all such state-
ments or reconciliations, and the
information contained therein,
shall be presumed conclusively to
be correct and shall constitute an
account stated between the Lender
and the Borrower.

     SECTION 2.2  General Financing Provisions.

          Section 2.2.1  Borrower's
Representatives.  The Lender is
hereby irrevocably authorized by
the Borrower to provide the credit
accommodations under the Credit
Facilities to the Borrower pursuant
to the provisions of this Agreement
upon the written request of any one
of the Persons who is from time to
time a Responsible Officer of any
Borrower under the provisions of
the most recent certificate of
corporate resolutions of the
Borrower on file with the Lender.
The Lender assumes no
responsibility or liability for any
errors, mistakes, and/or
discrepancies in the oral,
telephonic, written or other trans-
missions of any instructions,
orders, requests and confirmations
between the Lender and the Borrower
in connection with the Credit
Facilities, any Loan or any other
transaction in connection with the
provisions of this Agreement.

          Section 2.2.2 Computation
of Interest.  Unless otherwise
expressly set forth herein, all
interest and fees shall be calcu-
lated on the basis of a year of
three hundred and sixty (360) days
for the actual number of days
elapsed.  Any change in the inter-
est rate on any of the Obligations
resulting from a change in the
Index shall become effective as of
the opening of business on the day
on which such change in the Index
is announced.

          Section 2.2.3 Payments.
All payments of the Obligations
shall be paid by the Borrower
without setoff or counterclaim to
the Lender at the Lender's office
specified in Section 7.3 hereof in
immediately available funds not
later than 2:00 p.m. (Baltimore,
Maryland time) on the due date of
such payment.  Alternatively, at
its sole discretion, the Lender may
charge any deposit account of the
Borrower at any of the Lender's
offices or any affiliate's offices
with all or any part of any amount
due hereunder to the extent that
the Borrower has not otherwise
tendered payment to the Lender;
provided that, so long as no Event
of Default has occurred, the Lender
will not charge any such accounts
until a period of ten (10) days has
elapsed from the date the payment
in question was due.  Unless
expressly provided to the contrary
in the Notes, all payments shall be
first applied to any late charges,
second to any Enforcement Costs,
third to any prepayment fees,
fourth to any and all accrued and
unpaid interest on the applicable
Obligations, and then to principal
of the applicable Obligations, all
in such order and manner as shall
be determined by the Lender in its
sole and absolute discretion.
Prepayments of the Notes shall be
applied first to the balloon
payment (if any) due at maturity
and, thereafter, to the principal
installments in the inverse order
of their maturity.  The Borrower
hereby authorizes the Lender at any
time and from time to time to set
off, appropriate and apply any of
the Borrower's items on deposit
with the Lender to cover principal
of, and/or interest on any of the
Credit Facilities, Fees and/or
Enforcement Costs, all as when due
and payable.

          Section 2.2.4  Designated Borrower.

                    (a)  Each
Borrower hereby represents and
warrants to the Lender that it will
derive substantial benefits, either
directly or indirectly, from the
proceeds of each Loan and other
credit accommodations under the
Revolving Credit Facility, both in
its individual capacity as a member
of the integrated group of to which
it belongs and which constitutes
the Borrower, because the
successful operation of the
integrated group is dependent upon
the continued successful
performance of the function of the
integrated group as a whole.

                    (b)  Without
implying any limitation on the
provisions of Section 2.2.1 above,
the corporations included in the
Borrower, in the discretion of
their respective managements, are
to agree among themselves as to the
allocation of the proceeds of the
Loans and the other benefits of the
Credit Facilities and the purposes
for which such benefits and
proceeds will be used, provided
that no allocation, purpose or use
shall be in violation of this
Agreement. For administrative
convenience, each Borrower
irrevocably (without the Lender's
agreement) directs the Lender that
all advances under this Agreement
shall be made at the sole request
and the direction of DavCo.  Each
Borrower (other than DavCo) hereby
appoints DavCo, by such officers,
agents and employees of DavCo as
DavCo may decide, its attorney-in-fact
to act (in DavCo's name alone
or in the other Borrower by DavCo
or by those officers, agents and
employees, with or without
designating the status of attorney-in-fact and notwithstanding the fact that another status may be indicated) on its behalf with respect to all matters pertaining to the Credit Facilities and the Financing Documents (including, without limitation, the receipt of all notices with respect thereto).
All actions taken by DavCo in
connection with the Loans, other
credit accommodations under the
Revolving Credit Facility and the
Financing Documents shall be
conclusively presumed to be the
joint and several actions of the
Borrower even though DavCo may act
from time to time in its name
alone.  This appointment is coupled
with an interest and is irrevocable
without the prior written consent
of the Lender.

                    (c)  Each
Borrower hereby irrevocably
authorizes the Lender to provide
credit accommodations under the
Credit Facilities to any or all of
the corporations included in the
Borrower pursuant to the provisions
of this Agreement upon the written,
oral or telephone request of any
one of the Persons who is from time
to time a Responsible Officer of
Davco under the provisions of the
most recent "Certificate" of corpo-
rate resolutions of Davco on file
with the Lender.

          ARTICLE 3

REPRESENTATIONS AND WARRANTIES

     SECTION 3.1  Representations
and Warranties.  The Borrower
represents and warrants to the
Lender as follows:

          Section 3.1.1
Subsidiaries.  The only
Subsidiaries of the Borrower (if
any) are those indicated on EXHIBIT
"C" attached hereto and made a part
hereof.  Each Subsidiary is a
Wholly Owned Subsidiary unless
otherwise disclosed on EXHIBIT C,
which correctly indicates the
nature and amount of the Borrower's
ownership interests therein.

          Section 3.1.2  Good
Standing.  The Borrower and each of
its Subsidiaries is a corporation,
duly organized and existing, in
good standing, under the laws of
the state of its incorporation and
has the corporate power to own its
property and to carry on its bus-
iness as now being conducted and is
duly qualified to do business and
is in good standing in each
jurisdiction in which the character
of the properties owned or leased
by it therein or in which the
transaction of its business makes
such qualification necessary.

          Section 3.1.3  Corporate
Authority.  The Borrower has full
power and authority to enter into
this Agreement, to make the borrow-
ings hereunder, to execute and
deliver the Notes and the other
Financing Documents to which it is
a party and to incur the Obliga-
tions and perform the other
obligations provided for herein, in
the Notes, and in the other
Financing Documents to which it is
a party, all of which have been
duly authorized by all proper and
necessary corporate action.  No
consent or approval of shareholders
of, or lenders to, the Borrower and
no consent, approval, filing or
registration with or notice to any
Governmental Authority on the part
of the Borrower is required as a
condition to the validity of this
Agreement or the Notes or the other
Financing Documents or the
performance by the Borrower of its
obligations hereunder or
thereunder.

          Section 3.1.4  Binding
Agreements.  This Agreement
constitutes, and the Notes and each
of the other Financing Documents,
when issued and delivered pursuant
hereto, will constitute, the valid
and legally binding obligations of
the Borrower enforceable against
the Borrower in accordance with
their respective terms, subject,
however, to applicable bankruptcy,
insolvency, reorganization,
moratorium and other similar laws
affecting creditors' rights
generally and the exercise of
judicial discretion in accordance
with general principles of equity.

          Section 3.1.5
Litigation.  Except as otherwise
disclosed to the Lender on EXHIBIT
"D" attached hereto and made a part
hereof, there are no proceedings or
investigations pending or, so far
as the officers of the Borrower
signing this Agreement know,
threatened before any court or
arbitrator or before or by any
Governmental Authority which, in
any one case or in the aggregate,
if determined adversely to the
interests of the  Borrower, would
have a material adverse effect on
the business, properties, condition
(financial or otherwise) or opera-
tions, present or prospective, of
the Borrower.

          Section 3.1.6  No
Conflicts.  There is no statute,
regulation, rule, order or
judgment, no charter, by-law or
preference stock provision of the
Borrower, and no provision of any
mortgage, indenture, contract or
other agreement binding on  the
Borrower or affecting its
properties, which would prohibit,
or cause a default under or in any
way prevent the execution,
delivery, or carrying out of the
terms of this Agreement or of the
Notes or of the other Financing
Documents to which the Borrower is
a party.

          Section 3.1.7  Financial
Position.  The audited,
consolidated and balance sheets and
notes thereto of the Borrower and
its Subsidiaries (if any), as of
September 28, 1996, together with
statements of profit and loss and
of surplus for the period then
ended heretofore delivered to the
Lender and the unaudited financial
statements for the six (6) month
period ended March 31, 1997, are
complete and correct and fairly
present the financial position of
the Borrower and its Subsidiaries
and the results of their operations
and transactions in their surplus
account(s) as of the date and for
the period referred to and have
been prepared in accordance with
GAAP applied on a consistent basis
throughout the period involved.
There are no Liabilities (of the
type required to be reflected on
balance sheets prepared in
accordance with GAAP), direct or
indirect, fixed or contingent, of
the Borrower or its Subsidiaries,
as of the date of such balance
sheet which are not reflected
therein or in the notes thereto.
There has been no material adverse
change in the financial condition
or operations of the Borrower or
its Subsidiaries, since the date of
such balance sheet (and to the
Borrower's knowledge, no such
material adverse change is pending
or threatened), and neither the
Borrower nor any Subsidiary has
guaranteed the obligations of, or
made any investment in or loans to,
any Person except as disclosed in
such balance sheet.

          Section 3.1.8  No
Default.  Neither the Borrower nor
any of its Subsidiaries is in
default under or with respect to
any obligation under any agreement
to which the Borrower or any
Subsidiary is a party in any
respect which could be materially
adverse to the business,
operations, property or financial
condition of the Borrower, or which
could materially adversely affect
the ability of the Borrower to
perform its obligations under this
Agreement, the Notes, or the other
Financing Documents, to which the
Borrower is a party.  No Default or
Event of Default has occurred and
is continuing.

          Section 3.1.9  Title to
Properties.  The Borrower has good
and marketable title to its pro-
perties and assets.  Such proper-
ties and assets are subject to no
Lien of any kind, except for
Permitted Liens (hereinafter
defined) and the Borrower has
legal, enforceable and uncontested
rights to use freely such property
and assets.  Any and all obliga-
tions to pay royalties or other
charges with respect to such
properties and assets are properly
reflected on the financial
statements described in Section
3.1.7 hereof.  "Permitted Liens"
means:  (a) Liens for Taxes not
delinquent or which are being
diligently contested in good faith
and by appropriate proceedings,
provided, that, the Borrower shall
have set aside on its books
adequate reserves therefor; (b)
deposits or pledges to secure
obligations under workers' compen-
sation, social security or similar
laws, or under unemployment
insurance; (c) statutory Liens
under Articles 2 or 4 of the
Uniform Commercial Code of any
jurisdiction; (d) judgment Liens to
the extent the entry of such
judgment does not constitute an
Event of Default under the terms of
this Agreement; (e) attachments on
original process to the extent that
such attachments are discharged or
dismissed in a prompt and
commercially reasonable manner; (f)
this Agreement and the Pledge
Agreement; (g) leases and subleases
of property to third parties; (h)
liens arising by statute or common
law so long as payment or
performance of the obligation
secured is not in default; (i)
grants of customary easements and
rights-of-way; (j) mortgages and
deeds of trust covering real
property owned by any of the
Borrower or any of their
Subsidiaries (to the extent not in
violation of other provisions of
this Agreement); (k) liens created
in connection with the acquisition
of properties (to the extent not in
violation of other provisions of
this Agreement);and (l) such other
Liens, if any, as are set forth on
EXHIBIT A attached hereto and made
a part hereof.

          Section 3.1.10  Taxes.
The Borrower and its Subsidiaries
have filed, or have obtained effec-
tive extensions for the filing of,
all Federal, state and other tax
returns which are required to be
filed, and have paid all taxes
shown as due on said returns and
all assessments, fees and other
amounts due, except to the extent
that such Taxes are being contested
in good faith and in an appropriate
manner.  All tax liabilities of the
Borrower and its Subsidiaries were
as of the date of the financial
statements referred to in Section
3.1.7 hereof, and are now, ade-
quately provided for on the books
of the  Borrower.  No tax liability
has been asserted by the Internal
Revenue Service or any state or
local authority against the
Borrower for taxes in excess of
those already paid.

          Section 3.1.11.
Regulations U and X and Use of
Credit Facilities.  The Borrower is
not engaged principally, or as one
of its important activities, in the
business of extending credit for
the purpose of purchasing or
carrying margin stock (within the
meaning of Regulation U of the
Board of Governors of the Federal
Reserve System).  No part of the
proceeds of the Loans or and other
credit accommodations under the
Revolving Credit Facility will be
used to purchase or carry any
margin stock or to extend credit to
others for such purpose if as a
result thereof there would be a
violation of said Regulation U or
Regulation X of such Board of
Governors.

          Section 3.1.12
Investment Company Act.  The
Borrower is not an investment
company within the meaning of the
Investment Company Act of 1940, as
amended, nor is it, directly or
indirectly, controlled by or acting
on behalf of any Person which is an
investment company within the
meaning of such Act.

          Section 3.1.13  ERISA.
The Borrower has not incurred any
accumulated funding deficiency
within the meaning of ERISA which
is material or any material
liability to the PBGC in connection
with any employee benefit plan (as
defined in Section 3 of ERISA)
established or maintained by the
Borrower.

          Section 3.1.14
Compliance with Laws.  Neither the
Borrower nor any Subsidiary is in
violation of any applicable Laws of
any Governmental Authority (includ-
ing, without limitation, any Laws
relating to employment practices or
to environmental (except with
respect to the Borrower's Oak
Ridge, Tennessee location), occupa-
tional and health standards and
controls) or order of any court or
arbitrator, the violation of which,
considered in the aggregate, could
materially adversely affect the
business, operations or properties
of the Borrower.

          Section 3.1.15.  Patents,
Trademarks, Etc.  The Borrower
owns, possesses, or has the right
to use all necessary patents,
patent rights, licenses,
trademarks, trademark rights, trade
names, trade name rights,
copyrights and franchises to
conduct its business as now
conducted, without known conflict
with any patent, patent right, li-
cense, trademark, trademark right,
trade name, trade name right,
copyright or franchise right of any
other Person.

          Section 3.1.16  Full
Disclosure.  Neither the financial
statements referred to in Section
3.1.7 nor any of the Financing
Documents, nor any certificate or
statement furnished by the Borrower
in connection with the Financing
Documents, contains any untrue
statement of a material fact or,
when such financial statements,
Financing Documents, statements,
reports and certificates are taken
in their entirety, omits to state a
material fact necessary to make the
statements contained therein or
herein not misleading as of the
date hereof.  There is no fact
known to the Borrower or which
should be known to the Borrower
which the Borrower has not
disclosed to the Lender in writing
prior to the date of this Agreement
with respect to the transactions
contemplated by the Financing
Documents which materially and
adversely affects or in the future
could, in the reasonable opinion of
the Borrower materially adversely
affect the condition, financial or
otherwise, results of operations,
business, or assets of the
Borrower.

          Section 3.1.17  Presence
of Hazardous Materials or Hazardous
Materials Contamination.  Except
with respect to the Borrower's Oak
Ridge, Tennessee location: The
Borrower has not transferred,
stored or dumped Hazardous
Materials on any real property
owned or controlled by Borrower or
for which Borrower is responsible.
To the best of Borrower's
knowledge, no Hazardous Materials
are located on any real property
owned or controlled by the Borrower
or for which the Borrower is
responsible.  To the best of
Borrower's knowledge, no such
property has ever been used as a
manufacturing, storage, or dump
site for Hazardous Materials nor is
any other property affected by
Hazardous Materials Contamination.

     SECTION 3.2  Survival; Updates
of Representations and Warranties.
All representations and warranties
contained in or made under or in
connection with this Agreement and
the other Financing Documents shall
survive the Closing Date and any
Loan or other credit accommodations
under the Revolving Credit Facility
made hereunder.

        ARTICLE 4

CONDITIONS PRECEDENT

     SECTION 4.1  Conditions to the
Initial Loan.  The making of the
initial Loan and other credit
accommodation under the Revolving
Credit Facility is subject to the
fulfillment of the following
conditions precedent in a manner
satisfactory to the Lender on or
before the Closing Date:

          Section 4.1.1 Good
Standing etc.  The Lender shall
have received a certificate of good
standing for the Borrower and its
Subsidiary certified by the
Secretary of State, or other
appropriate governmental authority,
of the state of incorporation of
the Borrower and such Subsidiary.
The Lender shall have received a
Certificate of Qualification to do
business for the Borrower and such
Subsidiary certified by the
Secretary of State or other govern-
mental authority of each state in
which the Borrower or such
Subsidiary conducts business.

          Section 4.1.2 Corporate
Proceedings of the Borrower.  The
Lender shall have received a copy,
certified as of the Closing Date by
the Secretary or an Assistant
Secretary of the Borrower of the
resolutions of its Board of
Directors authorizing (a) the
execution, delivery and performance
of the Financing Documents to which
the Borrower is a party and (b) the
borrowings by the Borrower
hereunder.

          Section 4.1.3 Incumbency
Certificates.  The Lender shall
have received a certificate from
the Borrower signed by a duly
authorized officer of the Borrower
dated as of the Closing Date, as to
the incumbency, authority and
signatures of the officers of the
Borrower authorized to sign on
behalf of the Borrower this
Agreement and the Financing
Documents to which the Borrower is
a party.

          Section 4.1.4 Insurance
Certificate.  The Lender shall have
received an insurance certificate
in accordance with the provisions
of Section 5.1.5.

          Section 4.1.5 Consents,
Licenses, Approvals, Etc.  The
Lender shall have received copies
of all consents, licenses and
approvals, required in connection
with the execution, delivery,
performance, validity and
enforceability of the Financing
Documents, and such consents,
licenses and approvals shall be in
full force and effect.

          Section 4.1.6 Notes.  The
Lender shall have received the
Notes conforming to the
requirements hereof and executed by
a duly authorized representative of
the Borrower.

          Section 4.1.7 Opinion of
Counsel.  The Lender shall have re-
ceived the favorable opinion of
counsel for the Borrower in form
satisfactory to the Lender.

          Section 4.1.8 Stock
Certificates.  The Lender shall
have received original stock
certificates representing 100% of
the issued stock of Southern
Hospitality Corporation ("SHC")
together with a stock power
executed in blank and attached to
each certificate.

          Section 4.1.9  Other
Documents, Etc.  The Lender shall
have received such other
certificates, opinions, documents
and instruments confirmatory of or
otherwise relating to the
transactions contemplated hereby as
may have been reasonably requested
by the Lender.

          Section 4.1.9 Additional
Matters.  All other documents and
legal matters in connection with
the transactions contemplated by
this Agreement and the other
Financing Documents shall be
satisfactory in form and substance
to the Lender and its counsel.

          Section 4.1.10 Payment of
Fees.  The Lender shall have
received payment of any Fees due on
or before the Closing Date.

     SECTION 4.2  Conditions to all
Credit Facilities.  The providing
of all advances and other
accommodations under the Credit
Facilities is subject to the
fulfillment of the following condi-
tions precedent in a manner
satisfactory to the Lender:

          Section 4.2.1 Compliance.
The Borrower shall have complied
and shall then be in compliance
with all terms, covenants,
conditions and provisions of this
Agreement and the other Financing
Documents which are binding upon
it.

          Section 4.2.2 Default.
There shall exist no Event of
Default or Default hereunder.

          Section 4.2.3
Representations and Warranties.
The representations and warranties
of the Borrower contained among the
provisions of this Agreement shall
be true and with the same effect as
though such representations and
warranties had been made at the
time of each advance or other
credit accommodation under the
Credit Facilities except that the
representation and warranty
pertaining to financial statements
shall refer to the latest financial
statements furnished to the Lender
pursuant to the provisions of this
Agreement.

          Section 4.2.4 Adverse
Change.  No adverse change shall
have occurred in the financial
condition of the Borrower which
would, in the good faith judgment
of the Lender, materially impair
the ability of the Borrower to pay
the Obligations.

          Section 4.2.5 Legal
Matters.  All legal documents
incident to each of the Credit
Facilities shall be reasonably
satisfactory to counsel for the
Lender.

          ARTICLE 5

COVENANTS OF THE BORROWER

     SECTION 5.1  Affirmative
Covenants.  So long as any of the
Obligations (or Commitment
therefor) shall be outstanding
hereunder, the Borrower agrees with
the Lender as follows:

          Section 5.1.1  Financial
Statements.  The Borrower will
furnish to the Lender:

          (a)  within ninety (90)
days after the close of each fiscal
year, annual consolidated and
consolidating financial statements
prepared and audited by an
independent certified public
accountant acceptable to the Lender
with an unqualified opinion
according to GAAP;

          (b)  within forty five
(45) days, after the end of each of
the first three quarters during the
fiscal year, quarterly financial
statements in form and substance
acceptable to the Lender;

          (c)  promptly upon the
filing or making thereof, at least
one (l) copy of all financial
statements, reports, notices and
proxy statements sent by any
Borrower to its stockholders, and
of all regular and other reports
filed by any Borrower with any
securities exchange or with the
Securities and Exchange Commission;

          (d)  a covenant
compliance certificate signed by
the chief financial officer of the
Borrower quarterly at the same time
as the financial statements
described in paragraphs (a) and (b)
above are delivered to the Lender;

          (e)  as soon as
available, but in no event later
than the close of each fiscal year
a budget for the following fiscal
year; and

          (f)   such other
information as is reasonably
requested by the Lender from time
to time.

All financial statements must be
certified as to accuracy by the
chief financial officer of the
Borrower.

          Section 5.1.2
Recordkeeping, Rights of
Inspection, Field Examination, Etc.
The Borrower and its
Subsidiaries shall maintain (i) a
standard system of accounting in
accordance with GAAP, and (ii)
proper books of record and account
in which full, true and correct
entries are made of all dealings
and transactions in relation to its
properties, business and activ-
ities.  The Borrower and its
Subsidiaries shall permit
authorized representatives of the
Lender to visit and inspect their
properties, to review, audit, check
and inspect their books of record
and account and to make abstracts
and photocopies thereof and to
discuss the affairs, finances and
accounts of the Borrower and its
Subsidiaries with their officers
and directors and their account-
ants, all at such times during
normal business hours and other
reasonable times and as often as
the Lender may reasonably request.
The Borrower will irrevocably
authorize and direct all
accountants and auditors employed
by the Borrower to exhibit and
deliver to the Lender copies of any
of the Borrower's financial state-
ments, trial balances, management
letters, or other accounting
records of any sort in the
accountant's or auditor's
possession, and to disclose to the
Lender any information they may
have concerning the Borrower's
financial status and business
operations. The Borrower hereby
authorizes all Governmental
Authorities to furnish to the
Lender copies of reports or
examinations relating to the
Borrower, whether made by the
Borrower or otherwise.

          Section 5.1.3  Conduct of
Business and Maintenance of
Existence, Compliance with Laws,
Etc.  The Borrower will, and will
cause each of its Subsidiaries to,
(a) do or cause to be done all
things necessary to preserve and to
keep in full force and effect their
corporate existence and material
rights and their franchises, trade
names, patents, trademarks and
permits which are necessary for the
continuance of their business, (b)
comply with all applicable Laws and
observe the valid requirements of
Governmental Authorities, the
noncompliance with or the nonobser-
vance of which might materially
interfere with the performance of
the Borrower's  obligations
hereunder or the proper conduct of
its business.

          Section 5.1.4
Preservation of Properties.  The
Borrower will at all times (a)
maintain, preserve, protect and
keep its properties, whether owned
or leased, in good operating
condition, working order and repair
(ordinary wear and tear excepted),
and from time to time will make all
proper repairs, maintenance,
replacements, additions and
improvements thereto needed to
maintain such properties in good
operating condition, working order
and repair, and (b) satisfy all of
its Lease Obligations, and
otherwise comply in all material
respects with the provisions of all
material leases to which it is a
party or under which it occupies
property so as to prevent any loss
or forfeiture thereof or
thereunder.

          Section 5.1.5  Insurance.
The Borrower currently maintains
insurance coverages of the types,
amounts and with the companies
identified on EXHIBIT "E" attached
hereto, all of which the Lender
acknowledges to be acceptable to
the Lender.  The Borrower will, and
will cause each of its Subsidiaries
to, at all times maintain the same
or comparable insurance with insur-
ance companies rated "A-XI" or
better by Best's Insurance Guide
Rating and such other insurance as
is required by applicable Laws.
The Borrower shall deliver to the
Lender on the Closing Date (and
thereafter on each date there is a
material change in the insurance
coverage) a certificate of a
Responsible Officer of the Borrower
containing a detailed list of the
insurance then in effect and
stating the names of the insurance
companies, the types, the amounts
and rates of the insurance, dates
of the expiration thereof and the
properties and risks covered
thereby.  Within thirty (30) days
after notice in writing from the
Lender, the Borrower will obtain
such additional insurance as the
Lender may reasonably request to
comply with the requirements of
this Section.

          Section 5.1.6  Taxes.
Except to the extent that the
validity or amount thereof is being
contested in good faith and by
appropriate proceedings, the
Borrower and its Subsidiaries will
pay and discharge all Taxes prior
to the date when any interest or
penalty would accrue for the
nonpayment thereof.

          Section 5.1.7  ERISA.
The Borrower and its Affiliates
will comply with the funding
requirements of ERISA with respect
to employee pension benefit plans
for its respective employees.  The
Borrower will not permit with
respect to any employee benefit
plan or plans covered by Title IV
of ERISA (a) any prohibited
transaction or transactions under
ERISA or the  Internal Revenue
Code, which results, or may result,
in any material liability of the
Borrower and Affiliates, or (b) any
reportable event under ERISA if,
upon termination of the plan or
plans with respect to which one or
more such reportable events shall
have occurred, there is or would be
any material liability of the
Borrower and Affiliates to the
PBGC.  Upon the Lender's request,
the Borrower will deliver to the
Lender a copy of the most recent
actuarial report, financial
statements and annual report com-
pleted with respect to any "defined
benefit plan", as defined in ERISA.

          Section 5.1.8
Litigation.  The Borrower will
promptly notify the Lender of any
litigation instituted or threatened
against the Borrower or any
Subsidiary and of the entry of any
judgment or Lien against any of the
assets or properties of the
Borrower or any Subsidiary where
the claims against the Borrower or
any Subsidiary exceed Five Hundred
Thousand Dollars ($500,000.00) and
are not covered by insurance.

          Section 5.1.9
Notification of Events of Default
and Adverse Developments.  The
Borrower will promptly notify the
Lender upon obtaining knowledge of
the occurrence of:

               (a)  any Event of
               Default;

               (b)  any Default;

               (c)  any event,
                    development or circumstance
                    whereby the
                    financial
                    statements
                    furnished
                    hereunder fail
                    in any material
                    respect to
                    present fairly,
                    in accordance
                    with GAAP, the
                    financial
                    condition and
                    operational
                    results of the
                    Borrower;

               (d)  any judicial,
                    administrative or arbitral
                    proceeding
                    pending against
                    the Borrower or
                    any Subsidiary
                    and any
                    judicial or
                    administrative
                    proceeding
                    known by the
                    Borrower to be
                    threatened
                    against it or
                    any Subsidiary
                    which, if
                    adversely
                    decided, could
                    materially
                    adversely
                    affect its
                    financial
                    condition or
                    operations
                    (present or
                    prospective);
                    and

               (e)  any other
                    development in the business or
                    affairs of the
                    Borrower or any
                    Subsidiary
                    which may be
                    materially
                    adverse;

in each case describing in detail
satisfactory to the Lender the
nature thereof and, in the case of
notification under clauses (a) and
(b), the action the Borrower
proposes to take with respect
thereto.

          Section 5.1.10  Hazardous
Materials; Contamination.  The
Borrower agrees to (i) give notice
to the Lender immediately upon the
Borrower's acquiring knowledge of
the presence of any Hazardous
Materials (hereinafter defined) on
any property owned or controlled by
the Borrower or for which the
Borrower or any Subsidiary is
responsible or of any Hazardous
Materials Contamination
(hereinafter defined) with a full
description thereof, the Lender
hereby acknowledging such notice
with respect to the Borrower's Oak
Ridge, Tennessee location; (ii)
except with respect to the
Borrower's Oak Ridge, Tennessee
location, promptly comply with any
Laws requiring the removal,
treatment or disposal of Hazardous
Materials or Hazardous Materials
Contamination and provide the
Lender with satisfactory evidence
of such compliance; and (iii)
defend, indemnify and hold harmless
the Lender and its agents,
employees, trustees, successors and
assigns from any and all claims
which may now or in the future
(whether before or after the
repayment of the Obligations) be
asserted as a result of the
presence of any Hazardous Materials
on any property owned or controlled
by the Borrower or any Subsidiary
for which the Borrower or any
Subsidiary is responsible for any
Hazardous Materials Contamination.

          Section 5.1.11
Disclosure of Significant
Transactions.  The Borrower shall
deliver to the Lender a written
report describing in detail each
transaction by it involving (a) the
purchase, sale, lease, or other
acquisition or disposition of an
interest in Fixed or Capital Assets
which exceeds Two Million Dollars
($2,000,000), or (b) the
acquisition, lease, sale, transfer
or closing of any store, said
reports to be delivered to the
Lender at the time the Borrower's
annual financial statements
described in Section 5.1.1(a),5.1.22 are to be furnished to the Lender.

          Section 5.1.12 Book
Value.    The book value of the
Borrower's unencumbered Fixed or
Capital Assets (including, without
limitation, real estate and
equipment) on a consolidated basis
shall at all times exceed the
greater of (a) $18,000,000 or (b)
the maximum principal amount of the
Revolving Credit Facility.

          Section 5.1.13 Tangible
Net Worth.   The Borrower must
maintain a Tangible Net Worth
(hereinafter defined) at all times,
tested initially as of the end of
the second fiscal quarter in the
Borrower's 1997 fiscal year, of at
least (a) $24,000,000 and (b) forty
percent (40%) of the aggregate
cumulative amount of consolidated
net income of the Borrower (but not
deficit of loss) for each fiscal
year ending September 27, 1997 and
thereafter.  The term "Tangible Net
Worth" means total stockholder's
equity less goodwill and other
intangibles as they arise,
calculated on a consolidated basis.

          Section 5.1.14 Cash Flow
Coverage. The Borrower must
maintain on a consolidated basis,
tested on a rolling four-quarter
basis as of the last day of each
fiscal quarter, a Cash Flow
Coverage Ratio (hereinafter
defined) equal to or greater than
1.75 to 1.0.  The Cash Flow
Coverage Ratio shall be calculated
as follows:

Net Income + Interest + Taxes + Depreciation +  Amortization
____________________________________________________________
CPLTD + CP Capital Leases + Interest

     provided that CPLTD shall not
     include the balloon payment of the
     Southern Hospitality Corporation, a
     corporation organized and existing
     under the laws of the State of
     Tennessee ("SHC") term loan in the
     original principal amount of
     $18,250,000 due September 19, 1999
     or any balloon payment due under the
     Revolving Credit Facility.

          Section 5.1.15 Ratio of
EBITDA to Liabilities.   The
Borrower must maintain on a
consolidated basis, tested on a
rolling four-quarter basis as of
the last day of each fiscal
quarter, an EBITDA to Liabilities
Ratio (hereinafter defined) equal
to or greater than .25 to 1.0.  The
EBITDA to Liabilities Ratio shall
be calculated as follows:

Net Income + Interest + Taxes+Depreciation + Amortization
_________________________________________________________
             Liabilities


          Section 5.1.16 Ratio of
Liabilities to Tangible Net Worth.
The Borrower must maintain on
a consolidated basis at all times
for each period indicated a ratio
of Liabilities divided by Tangible
Net Worth of no greater than 4.5 to
1.0.

          Section 5.1.17 Loan Fee.
In consideration of the Lender's
providing the Revolving Credit
Facility, the Borrower shall pay
the Lender an annual loan fee (the
"Loan Fee") equal to 1/4 of 1% per
annum of the Revolving Credit
Facility committed amount.  The
Loan Fee shall be due and payable
at Closing and on each anniversary
date of the Closing.   The Loan Fee
shall be fully earned when due and
non-refundable upon payment.  The
Lender agrees, however, to rebate
at Closing a pro rata portion of
the Borrower's current line of
credit fee.

          Section 5.1.18  Non-Usage
Fees. In addition to the Loan Fee,
the Borrower shall pay the Lender
with respect to the Revolving
Credit Facility, quarterly, within
15 days after the end of each
calendar quarter, a "non-usage" fee
equal to 1/8 of 1% per annum of the
Unused Portion (hereinafter
defined) of the Revolving Credit
Facility for the calendar quarter
just ended.  The term "Unused
Portion" means, as determined by
the Lender on an average daily
basis for each calendar quarter,
the sum which is equal to
$18,000,000 less the total of (i)
the outstanding principal balance
of the Line of Credit, plus (ii)
the stated amount of all
outstanding Letters of Credit, plus
(iii) the outstanding principal
balance of the FILM advances.

          Section 5.1.19
Cancellation Fee.  The Borrower
shall pay the Lender a
"Cancellation Fee" in the amount of
3/8 of 1% per annum, if the
Borrower cancels the Revolving
Credit Facility at a time when the
Lender has not notified the
Borrower that the Lender does not
intend to extend the Revolving
Credit Expiration Date; provided,
however, that no Cancellation Fee
shall be due if the Revolving
Credit Facility is retired with the
proceeds of a public offering of
equity securities or with a public
or private offering of debt
securities with a maturity equal to
or greater than five (5) years.

          Section 5.1.20 Late
Charge; Default Interest.  Upon the
occurrence and during the
continuance of an Event of Default
under the Credit Facilities, the
rate of interest applicable to the
Credit Facilities shall be
increased to a rate that is 2% per
annum in excess of the otherwise
applicable rate.  In addition, the
Borrower shall pay a late charge
equal to 5% of any payment of
principal and/or interest
(including, without limitation, the
final installment of principal and
interest due at maturity) that is
not paid within 15 days of the date
due.

          Section 5.1.21 Business
Operations.    The primary business
of the Borrower and its
subsidiaries shall consist of the
operation of "Wendy's Restaurants"
and "Friendly's Restaurants".

          Section 5.1.22 Pledge of
SHC Stock.     The Obligations
shall be secured by an assignment
and pledge by Davco(the "Pledge
Agreement") of 100% of the now and
hereafter issued stock of SHC,
subject only to the existing pledge
agreement in favor of the Lender
and in substantially the same form
of that existing pledge agreement.
All original stock certificates,
together with a stock power for
each certificate executed in blank,
shall be held by the Lender.

     SECTION 5.2  Negative
Covenants.  So long as any of the
Obligations (or Commitment
therefore) shall be outstanding
hereunder, the Borrower agrees with
the Lender as follows:

          Section 5.2.1  Merger,
Acquisition or Sale of Assets;
Subsidiaries.  Without the prior
written consent of the Lender,  the
Borrower will not enter into any
merger or consolidation or  amalga-
mation, windup or dissolve itself
(or suffer any liquidation or
dissolution), acquire all or
substantially all of the assets or
business of any Person, or convey,
sell, lease, assign, lien, transfer
or otherwise dispose of its assets,
properties or business (including,
without limitation, transfers to
any Subsidiary or joint venture in
which the Borrower or any
Subsidiary has an interest), or
make other acquisitions, or permit
any Subsidiary to do any of the
foregoing, except with respect to
any such Subsidiary, in the
ordinary course of business;
provided, however, the Borrower may
make acquisitions or dispositions
provided that (a) the Borrower
shall have notified the Lender
prior to making any acquisition or
dispositions for a value of
$5,000,000 or more, and (b) the
Borrower shall have obtained the
Lender's prior consent, which
consent shall not be unreasonably
withheld, for each acquisition or
disposition for a value of
$7,500,000 or more.

          Section 5.2.2
Prohibition on Hazardous Materials.
The Borrower shall not place,
manufacture or store or permit to
be placed, manufactured or stored
any Hazardous Materials on any
property owned or controlled by the
Borrower or for which the Borrower
is responsible, except to the
extent of the existing  Oak Ridge,
Tennessee Hazardous Materials
Contamination.

          Section 5.2.3  Business
Operations.  The Borrower shall not
engage in any business other than
the operation of "Wendy's
Restaurants" or "Friendly's
Restaurants" without the prior
written consent of the Lender,
which consent shall not be
unreasonably withheld or delayed.

          Section 5.2.4 Liens.
Except for Permitted Liens, the
Borrower will not create, incur,
assume or suffer to exist any Lien
upon any of its properties or
assets, whether now owned or
hereafter acquired and will not
agree with or for the benefit of
any person, other than the Lender,
that the Borrower will not create,
incur, assume or suffer to exist
any Lien upon any of their
properties or assets, whether now
owned or hereafter acquired, or
permit any Subsidiaries to do so.

          Section 5.2.5
Subsidiaries.  The Borrower shall
not create any subsidiaries (other
than SHC, MDF, Inc., Heron Realty
Corporation, Davco Oil Company and
Friendco Restaurants, Inc. and
future subsidiaries created to hold
title to real estate used as
"Wendy's Restaurants") without the
prior written consent of the
Lender, which consent will not be
unreasonably withheld or delayed.
All Subsidiaries formed by any of
the Borrower after the date hereof
shall become a Borrower under this
Agreement and shall execute such
documents as the Lender may require
to evidence their joinder in this
Agreement and the Obligations.
Without the Lender's prior written
consent, which consent shall not be
unreasonably withheld, the Borrower
shall not dispose of its interests
in any of its subsidiaries, except
MDF, and those subsidiaries, other
than MDF, shall not dispose of
substantially all of its assets.

          Section 5.2.6.  Unsecured
Indebtedness.  The Borrower shall
not incur any "unsecured
indebtedness for borrowed money" in
excess of $18,000,000 (either
directly or through any permitted
Subsidiary) without the prior
written consent of the Lender.
Such $18,000,000 limit includes
outstanding balances under the Line
of Credit.  A commitment to lend
shall not constitute the incurring
of unsecured indebtedness; rather,
unsecured indebtedness shall be
incurred only at such time as
moneys are actually borrowed by the
Borrower or any Subsidiary.  The
Borrower agrees to give the Lender
notice prior to the date the
Borrower or any Subsidiary accepts
any commitment to provide unsecured
indebtedness.  In the event the
Borrower desires to obtain a
committed unsecured credit facility
pursuant to which loans may be made
from time to time (as opposed to a
single loan advanced in full at its
closing), the provider of such
credit facility, if deemed
necessary by the Lender, must enter
into an intercreditor agreement
acceptable to the Lender prior to
the date the facility closes.  In
addition, the following
restrictions shall apply with
respect to unsecured indebtedness
for borrowed money of any nature
(whether provided as a single loan,
a series of loans, as part of a
committed credit facility or
otherwise):  (i) the outstanding
principal balance of the Line of
Credit shall at all times be at
least equal to the aggregate
outstanding principal balance of
all other unsecured indebtedness,
and (ii) in obtaining other
unsecured indebtedness, the
Borrower and its Subsidiaries will
not agree to terms with any other
lender that are more favorable to
such lender than the terms of the
Line of Credit or that would treat
any such lender on a preferred
basis, and (iii) with respect to a
single loan not obtained pursuant
to a commitment to lend as
described above, the Borrower must
notify the Lender of the amount of
the loan and the identity of the
lender within 30 days after
obtaining the loan.  "Unsecured
indebtedness for borrowed money"
includes, without limitation, (i)
all indebtedness for borrowed money
which is not fully secured, and
(ii) any such indebtedness
guaranteed by the Borrower or for
which the Borrower is otherwise
contingently liable.

             ARTICLE 6

     DEFAULT AND RIGHTS AND REMEDIES

     SECTION 6.1  Default.  The
occurrence of any one or more of
the following events shall
constitute a default ("Default")
under the provisions of this
Agreement:

          Section 6.1.1
Payment of Obligations.  The
failure of the Borrower to pay any
of the Obligations as and when due
and payable in accordance with the
provisions of this Agreement, the
Notes and/or any of the other
Financing Documents.

          Section 6.1.2  Perform,
etc. Certain Provisions of  this
Agreement.  The failure of the
Borrower to perform, observe or
comply with any of the provisions
of Sections 5.1.5, 5.1.9, 5.1.10,
5.1.11, 5.1.12, 5.1.13, 5.1.14,
5.1.15 or 5.1.16 hereof or of
Section 5.2 of this Agreement.

          Section 6.1.3  Perform,
etc. Other Provisions of this
Agreement.  The failure of the
Borrower to perform, observe or
comply with any of the provisions
of this Agreement other than those
covered by Section 6.1.1 and 6.1.2
hereof, and such failure is not
cured to the satisfaction of the
Lender within a period of thirty
(30) days after the date of written
notice thereof by the Lender to the
Borrower.

          Section 6.1.4
Representations and Warranties.  If
any representation and warranty
contained herein or in any
statement or representation made in
any officer's certificate or in any
other information at any time given
by or on behalf of the Borrower or
furnished in connection with this
Agreement or any of the other
Financing Documents shall prove to
be false or incorrect in any
material respect on the date made.

          Section 6.1.5  Default
under Other Financing Documents.
The occurrence of a default under
the provisions of the Notes or any
of the other Financing Documents
which is not cured within appli-
cable cure periods, if any.

          Section 6.1.6
Liquidation, Termination, Dissolu-
tion, etc.  If the Borrower shall
liquidate, dissolve or terminate
its existence without the prior
written consent of the Lender.

          Section 6.1.7  Default
under Other Indebtedness.  If the
Borrower:

               (a)  defaults in any
     payment of the principal of or
     interest on any Indebtedness
     for Borrowed Money having a
     principal balance in excess of
     $500,000 beyond the period of
     grace, if any, provided in the
     instrument or agreement under
     which such Indebtedness was
     created, or

              (b)  defaults in the
     observance or performance of
     any other agreement or
     condition relating to any such
     Indebtedness having a
     principal balance in excess of
     $500,000 or contained in any
     instrument or agreement
     evidencing, securing or
     relating thereto, or any other
     event shall occur the effect
     of which default or other
     event is to cause or to permit
     the holder or holders of such
     Indebtedness or beneficiary or
     beneficiaries of such Indebt-
     edness (or a trustee or agent
     on behalf of such holder or
     holders or beneficiary or
     beneficiaries) to cause, with
     the giving of notice, if
     required, such Indebtedness to
     become due prior to its stated
     maturity.

          Section 6.1.8  Inability
to Pay Debts, etc.  If the Borrower
shall admit in writing its
inability generally to pay its
debts as they mature or shall make
any assignment for the benefit of
any of its creditors.

          Section 6.1.9
Bankruptcy.  If proceedings in
bankruptcy, or for reorganization
of the Borrower, or for the
readjustment of any of its debts,
under the Bankruptcy Code, as
amended, or any part thereof, or
under any other applicable laws,
whether state or federal, for the
relief of debtors, now or hereafter
existing, shall be commenced
against or by the Borrower and,
except with respect to any such
proceedings instituted by the
Borrower, shall not be discharged
within sixty (60) days of commence-
ment.

          Section 6.1.10  Receiver,
etc.  A receiver or trustee shall
be appointed for the Borrower or
for any substantial part of its
assets, or any proceedings shall be
instituted for the dissolution or
the full or partial liquidation of
the Borrower and, except with
respect to any such appointments
requested or instituted by the
Borrower, such receiver or trustee
shall not be discharged within
sixty (60) days of his appointment,
and, except with respect to any
such proceedings instituted by the
Borrower, such proceedings shall
not be discharged within sixty (60)
days of commencement.

          Section 6.1.11
Financial Condition.  The
occurrence of any change in the
financial condition of the Borrower
which in the good faith judgment of
the Lender is materially adverse.

          Section 6.1.12  Wendy's
International, Inc..  Wendy's
International, Inc. declares a
default under any franchise,
operating or other agreement,
between the Borrower and Wendy's
International, Inc. and such
declared default remains uncured
for a period of thirty (30) days.

          Section 6.1.13
Friendly's Ice Cream Corporation.
Friendly's Ice Cream Corporation
("FICC") declares a default under
any franchise, operating or other
agreement, between the Borrower and
FICC and such declared default
remains uncured for a period of
thirty (30) days or beyond any
other applicable cure period.

          Section 6.1.14 Change in
Management. The persons holding the
positions of President and
Executive Vice President of each
Borrower as of the date of this
Agreement shall change without the
prior written consent of the Lender
and individuals satisfactory to the
Lender are not installed in such
office(s) within one hundred and
eighty (180) days of the date of
the original change.

          Section 6.1.15 Default in
Other Obligations Owed to Lender.
The Borrower shall be in default
with respect to any obligations
owed to Lender, whether now in
existence or hereafter incurred.


     SECTION 6.2  Rights and
Remedies, etc..

          Section 6.2.1  General
Rights and Remedies.  Upon the
occurrence of a Default specified
in Sections 6.1.9 and 6.1.10, the
Commitment shall immediately and
automatically terminate and the
unpaid principal amount of the
Notes (with accrued interest
thereon) and all other Obligations
then outstanding, shall immediately
become due and payable without
further action of any kind and
without presentment, demand,
protest or notice of any kind, all
of which are hereby expressly
waived by the Borrower.  If any
other Default shall occur here-
under, then in each and every such
case, the  Lender may at any time
thereafter while such Default is
continuing do any one or more of
the following:

               (a)  terminate the
     Commitment or suspend or limit
     the advances and/or extensions
     of credit thereunder;

               (b)  declare without
     notice to the Borrower the
     unpaid principal amount of the
     Notes (with accrued interest
     thereon) and all other Obliga-
     tions to be immediately due
     and payable, whereupon the
     same shall forthwith become
     due and payable, without
     presentment, demand, protest
     or notice of  any kind, all of
     which the Borrower hereby
     expressly waives; and/or

               (c)  exercise any
     rights and remedies available
     to the Lender under this
     Agreement, the Notes the other
     Financing Documents and appli-
     cable Laws.

          Section 6.2.2
Enforcement Costs and Proceeds.
The Borrower agrees to pay to the
Lender all Enforcement Costs paid
or incurred by the Lender in
exercising any of its rights and
remedies available under the
provisions of this Agreement, or
any of the other Financing
Documents and applicable Laws.  All
Enforcement Costs, together with
interest thereon from the date
incurred or advanced until paid in
full shall accrue interest at a per
annum rate of interest equal at all
times to the Post- Default Rate and
shall be paid by the Borrower to
the Lender whenever demanded by the
Lender.

          Any proceeds of the
collection of the Obligations will
be applied by the Lender to the
payment of Enforcement Costs, and
any balance of such proceeds will
be applied by the Lender to the
payment of the remaining
Obligations (whether then due or
not), at such time or times and in
such order and manner of
application as the Lender may from
time to time in its sole discretion
determine.

          Section 6.2.3
Performance by Lender.  If the
Borrower shall fail to pay the
Obligations or otherwise fail to
perform, observe or comply with any
of the conditions, covenants,
terms, stipulations or agreements
contained in this Agreement or any
of the other Financing Documents,
the Lender without notice to or
demand upon the Borrower and
without waiving or releasing any of
the Obligations or any Default, may
(but shall be under no obligation
to) at any time thereafter and
during the continuance of an Event
of Default, make such payment or
perform such act for the account
and at the expense of the Borrower,
and may enter upon the premises of
the Borrower for that purpose and
take all such action thereon as the
Lender may consider necessary or
appropriate for such purpose.  The
Borrower hereby appoints the Lender
or the Lender's designee as its
attorney in fact for the purposes
of effecting during the continuance
of a Default, any or all of the
provisions of this Section in the
Lender's name or in the name of the
Borrower such appointment being
coupled with an interest and being
irrevocable.  All acts of said
attorney are hereby ratified and
approved and said attorney or
designee shall not be liable for
any acts of omission or commission
nor for any error of judgment or
mistake, unless done maliciously.
All Enforcement Costs, together
with interest thereon from the date
of payment, advance or incurring
until paid in full at the Post-Default Rate, shall be paid by the
Borrower to the Lender on demand
and shall constitute and become a
part of the Obligations.

          Section 6.2.4  Other
Remedies.  Upon the occurrence of
an Event of Default (and in
addition to all of its rights,
powers and remedies under this
Agreement), the Lender is
authorized to offset and apply to
all or any part of the Obligations
all moneys, credits and other
property of any nature whatsoever
of the Borrower now or at any time
hereafter in the possession of, in
transit to or from, under the
control or custody of, or on
deposit with, the Lender.


            ARTICLE 7

          MISCELLANEOUS

     SECTION 7.1  Course of
Dealing; Amendment.  No course  of
dealing between the Borrower and
the Lender shall be effective to
amend, modify or change any
provision of this Agreement or the
other Financing Documents.  The
Lender shall have the right at all
times to enforce the provisions of
this Agreement and the other
Financing Documents in strict
accordance with the terms hereof
and thereof, notwithstanding any
conduct or custom on the part of
the Lender in refraining from so
doing at any time or times.  The
failure or delay of the Lender at
any time or times to enforce the
rights under such provisions,
strictly in accordance with the
same, shall not be construed as
having created a custom in any way
or manner contrary to specific
provisions of this Agreement or as
having in any way or manner
modified or waived the same.  This
Agreement and the other Financing
Documents may not be amended,
modified, or changed in any respect
except by an agreement in writing
signed by the Lender and the
Borrower.

     SECTION 7.2  Waiver,
Cumulative Remedies.  The Lender
may, at any time and from time to
time, execute and deliver to the
Borrower a written instrument waiv-
ing, on such terms and conditions
as the Lender may specify in such
written instrument, any of the
requirements of this Agreement or
of the other Financing Documents or
any Default or Event of Default and
its consequences, provided, that
any such waiver shall be for such
period and subject to such condi-
tions as shall be specified in any
such  instrument.  In the case of
any such waiver, the Borrower and
the  Lender shall be restored to
their former positions prior to
such Default or Event of Default
and shall have the same rights as
they had hereunder.  No such waiver
shall extend to any subsequent or
other Default or Event of Default,
or impair any right consequent
thereto and shall be effective only
in the specific instance and for
the specific purpose for which
given.  The rights, powers and
remedies provided in this Agreement
and in the other Financing Docu-
ments are cumulative, may be
exercised concurrently or separate-
ly, may be exercised from time to
time and in such order as the
Lender shall determine, and are in
addition to, and not exclusive of,
rights, powers and remedies
provided by applicable Laws.
Without limiting the generality of
the foregoing, the Lender may:

          (a)  without reducing or
impairing the obligation of the
Borrower and without notice,
release or compromise with any
guarantor or other Person liable
for all or any part of the
Obligations under the Financing
Documents or otherwise; and

          (b)  without reducing or
impairing the obligations of the
Borrower and without notice
thereof:  (i) provide the credit
accommodations under the Credit
Facilities under this Agreement,
(ii) waive any provision of this
Agreement or the other Financing
Documents, (iii) exercise or fail
to exercise rights of set-off or
other rights, or (iv) accept
partial payments or extend from
time to time the maturity of all or
any part of the Obligations.

     SECTION 7.3  Notices.  All
notices, requests and demands to or
upon the parties to this Agreement
shall be deemed to have been given
or made when delivered by hand, or
five (5) days after the date when
deposited in the mail, postage
prepaid by registered or certified
mail, return receipt requested, or,
in the case of telegraphic notice,
when delivered to the telegraphic
company and when properly
transmitted, or when sent by
overnight courier when delivered to
such overnight courier, addressed
as follows or to such other address
as may be hereafter designated in
writing by one party to the other:

          Borrower: 1657 Crofton Boulevard
                    Crofton, Maryland 21114
                    Attn: Charles M. McGuire

          Lender:   25 South Charles Street
                    Baltimore, Maryland 21201
                    Attn: Christopher A. Padgett
                    Vice President
                    Mail Code 101-560

except in cases where it is
expressly herein provided that such
notice, request or demand is not
effective until received by the
party to whom it is addressed.

     SECTION 7.4  Management and
Administration by Lender.  The
Borrower agrees to pay on demand
all losses, costs and expenses,
(including reasonable counsel fees
and expenses) of the Lender, in
connection with all waivers,
consents and amendments of this
Agreement and the other Financing
Documents requested by the
Borrower.  All of the advances,
expenditures, costs and expenses
described in this Section shall
bear interest payable on demand by
the Borrower from the date paid or
incurred until paid in full at the
Post-Default Rate.

     SECTION 7.5
Consent to Jurisdiction, etc.  The
Borrower irrevocably submits to the
jurisdiction of any state or
federal court sitting in the State
of Maryland over any suit, action
or proceeding arising out of or
relating to this Agreement, the
Notes or any of the other Financing
Documents.  The Borrower
irrevocably waives, to the fullest
extent permitted by law, any
objection that it may now or
hereafter have to the laying of the
venue of any such suit, action or
proceeding brought in any such
court and any claim that any such
suit, action or proceeding brought
in any such court has been brought
in an inconvenient forum.  Final
judgment in any such suit, action
or proceeding brought in any such
court shall be conclusive and
binding upon the Borrower and may
be enforced in any court to the
jurisdiction of which the Borrower
is subject, by a suit upon such
judgment, provided that service of
process is effected upon the
Borrower in one of the manners
specified in this Section or as
otherwise permitted by law.  The
Borrower hereby irrevocably desig-
nates and appoints John B. Ward,
Jr., Esquire, Mason, Ketterman &
Morgan, 300 East Lombard Street,
Suite 1100, Baltimore, Maryland
21202, as the Borrower's authorized
agent to receive on the Borrower's
behalf service of any and all
process that may be served in any
suit, action or proceeding of the
nature referred to in this Section
in any state or federal court
sitting in the State of Maryland.
If such agent shall cease so to
act, the Borrower shall irrevocably
designate and appoint without delay
another such agent in the State of
Maryland satisfactory to the Lender
and shall promptly deliver to the
Lender evidence in writing of such
other agent's acceptance of such
appointment and its agreement that
such appointment shall be
irrevocable.  The Borrower hereby
consents to process being served in
any suit, action or proceeding of
the nature referred to in this
Section by (a) the mailing of a
copy thereof by registered or
certified mail, postage prepaid,
return receipt requested, to the
Borrower at the Borrower's address
designated in or pursuant to
Section 7.3 hereof, and (b) serving
a copy thereof upon the agent, if
any, designated and appointed by
the Borrower as the Borrower's
agent for service of process by or
pursuant to this Section.  The
Borrower irrevocably agrees that
such service shall be deemed in
every respect effective service of
process upon the Borrower in any
such suit, action or proceeding,
and shall, to the fullest extent
permitted by law, be taken and held
to be valid personal service upon
the Borrower.  Nothing in this
Section shall affect the right of
the Lender to serve process in any
manner otherwise permitted by law
or limit the right of the Lender
otherwise to bring proceedings
against the Borrower in the courts
of any jurisdiction or juris-
dictions.  Without implying any
limitation on the joint and several
nature of each Borrower's
agreements hereunder, under the
Notes and other the other Financing
Documents and of the Obligations in
general, each Borrower acknowledges
and agrees that the provisions of
this Section and the confessed
judgment provisions of the Notes
are intended to be, are and may be
enforced as joint and several
obligations of the Borrower.

     SECTION 7.6  Waiver of Trial
by Jury.  The Borrower and the
Lender hereby jointly and severally
waive trial by jury in any action
or proceeding to which the Borrower
and the Lender may be parties,
arising out of or in any way
pertaining to (a) this Agreement,
or (b) any of the Financing
Documents.  This waiver constitutes
a waiver of trial by jury of all
claims against all parties to such
actions or proceedings, including
claims against parties who are not
parties to this Agreement.

          This waiver is knowingly,
willingly and voluntarily made by
the Borrower and the Lender, and
the Borrower and the Lender hereby
represent that no representations
of fact or opinion have been made
by any individual to induce this
waiver of trial by jury or to in
any way modify or nullify its
effect.  The Borrower and the
Lender further represent that they
have been represented in the
signing of this Agreement and in
the making of this waiver by
independent legal counsel, selected
of their own free will, and that
they have had the opportunity to
discuss this waiver with counsel.

     SECTION 7.7    Costs and Expenses.
                    The Borrower agrees to pay:

          (a)  Upon being billed
therefor, all reasonable costs and
expenses of the Lender in
connection with the preparation,
execution and delivery of this
Agreement and the other Financing
Documents, including the reasonable
fees and out-of-pocket expenses of
counsel for the Lender.

          (b)  Upon demand any and
all stamp and other taxes and fees
payable or determined to be payable
in connection with the execution
and delivery of this Agreement, the
Note and the other Financing
Documents.  The Borrower also
agrees to save the Lender harmless
from and against any and all
liabilities with respect to or
resulting from any delay in paying
or omission to pay such taxes or
fees.

          All costs, expenses,
taxes and fees described in this
Section shall be part of the
Enforcement Costs and shall bear
interest, payable on demand by the
Borrower, from the date due until
paid in full at the Post-Default
Rate.

     SECTION 7.8  Severability.  In
case one or more provisions
contained in this Agreement or in
the other Financing Documents shall
be invalid, illegal or
unenforceable in any respect under
any law, the validity, legality and
enforceability of the remaining
provisions contained herein and in
the other Financing Documents shall
remain effective and binding on the
parties thereto and shall not be
affected or impaired thereby.

     SECTION 7.9  Assignment, Etc.
The Lender may, without notice to,
or consent of, the Borrower, sell,
assign or transfer to or
participate with any Person or
Persons all or any part of the
Obligations (a "Transfer"), and
each such Person or Persons shall
have the right to enforce the
provisions of this Agreement, the
Note and any of the other Financing
Documents as fully as the Lender,
provided that the Lender shall
continue to have the unimpaired
right to enforce the provisions of
this Agreement, the Note and any of
the other Financing Documents as to
so much of the Obligations that the
Lender has not sold, assigned or
transferred and, provided further,
that the Lender shall not make a
Transfer if such Transfer would
result in an increase in the amount
of taxes or other costs incurred or
payable by the Borrower.  In
connection with the foregoing, the
Lender shall have the right to
divulge to any such actual or
potential purchaser, assignee,
transferee or participant all
information, reports, financial
statements and documents obtained
in connection with this Agreement,
the Note and any of the other
Financing Documents or otherwise,
provided, the Lender obtains
assurances of confidential
treatment of such information from
officers and agents of prospective
purchasers of, or participants in,
the Loan.

     SECTION 7.10.  Survival.  All
representations, warranties and
covenants contained among the
provisions of this Agreement shall
survive the execution and delivery
of this Agreement, the Note and the
other Financing Documents.

     SECTION 7.11.  Binding Effect.
This Agreement, the Note and all
other Financing Documents shall be
binding upon and inure to the
benefit of the Borrower and the
Lender and their respective
successors and assigns, except that
the Borrower shall not have the
right to assign its rights
hereunder or any interest herein
without the prior written consent
of the Lender, and any such
assignment without such consent
shall be void and, at the option of
the Lender, be deemed a default
hereunder.

     SECTION 7.12.  Applicable Law.
The Borrower acknowledges and
agrees that the Financing
Documents, including this
Agreement, shall be governed by the
laws of the State of Maryland.

     SECTION 7.13.  Duplicate
Originals and Counterparts.  This
Agreement may be executed in any
number of duplicate originals or
counterparts, each of such
duplicate originals or counterparts
shall be deemed to be an original
and all taken together shall
constitute but one and the same
instrument.

     SECTION 7.14.  Exhibits and
Schedules.  Any exhibits and
schedules attached to this
Agreement are an integral part
hereof and are hereby incorporated
herein and included in the term
"this Agreement".

     SECTION 7.15.  Headings.
Article, Section and subsection
headings in this Agreement are
included herein for convenience of
reference only, shall not
constitute a part of this Agreement
for any other purpose and shall not
be deemed to affect the meaning or
construction of any of the
provisions hereof.

     SECTION 7.16.  Termination of
Prior Commitment.  The Borrower and
the Lender acknowledge and agree
that the "Credit Facilities"
described in the Financing
Agreement dated January 5, 1996, by
and between the Lender and DavCo
(the "1996 Financing Agreement")
are terminated.  To the extent that
there are outstanding on the date
of this Agreement there are any
outstanding "Letters of Credit"
under the 1996 Financing Agreement,
such letters of credit are hereby
deemed to be part of and included
in the Letters of Credit under this
Agreement.  To the extent that
there is outstanding on the date of
this Agreement there are any other
"Obligations" outstanding the 1996
Financing Agreement, such
obligations shall be repaid by an
advance under the Line of Credit on
the date of this Agreement without
the need for further authorization
by the Borrower.

     IN WITNESS WHEREOF, each of
the parties hereto have executed
and delivered this Agreement under
their respective seals as of the
day and year first written above.


                                   BORROWER:

WITNESS OR ATTEST:                 DAVCO RESTAURANTS, INC.


/S/ D.J. Norman                       By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:

WITNESS OR ATTEST:                 SOUTHERN HOSPITALITY CORPORATION


/S/ D. J. Norman                     By: /S/ Charles C. McGuire III (Seal)
                                     Name:
                                     Title:

WITNESS OR ATTEST:                 MDF, INC.


/S/ D.J. Norman                       By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:

WITNESS OR ATTEST:                 FRIENDCO RESTAURANTS, INC.


/S/ D.J. Norman                       By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:


                                   LENDER:

WITNESS:                           THE FIRST NATIONAL BANK OF MARYLAND


/S/ Tom E. Flori                  By: /S/ Christopher A. Padgett (Seal)
                                      Christopher A. Padgett
                                      Vice President
              EXHIBITS

Exhibit A      Permitted Liens

Exhibit A-1    Line of Credit Note

Exhibit B      List of Outstanding
               Letters of Credit as of Closing

Exhibit C      Subsidiaries

Exhibit D      Litigation

Exhibit E      Insurance


          PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this
"Agreement") is made this 14th day
of July, 1997, by DAVCO
RESTAURANTS, INC., a corporation
organized under the laws of the
State of Delaware (the "Pledgor")
for the benefit of THE FIRST
NATIONAL BANK OF MARYLAND, a
national banking association (the
"Lender").

              RECITALS

     A.   The Pledgor and the other
below-referenced "Borrowers" have
applied to the Lender for a
Revolving Credit Facility in an
aggregate principal amount not to
exceed $18,000,000 (the "Revolving
Credit Facility"), which Revolving
Credit Facility is to be made
pursuant to the provisions of a
certain Financing Agreement of even
date herewith by and among the
Pledgor, its Subsidiaries as are
and may be signatories thereto from
time to time (collectively with the
Pledgor, the "Borrowers"), jointly
and severally, and the Lender (the
Financing Agreement, together with
any and all amendments and
modifications thereto, renewals and
extensions thereof and substitutes
therefor, is herein referred to as
the "Financing Agreement").
Advances under the Line of Credit
(as that term is defined in the
Financing Agreement) are to be
evidenced by, and repaid with
interest in accordance with the
provisions of, a Revolving Credit
Note of the Borrowers of even date
hereof in the principal amount of
$18,000,000 (together with any and
all amendments and modifications
thereto, renewals and extensions
thereof and substitutes therefor,
is herein referred to as the
"Note").

     B.   The Lender has required,
as a condition to the making of the
Revolving Credit Facility, that the
Pledgor secure the Revolving Credit
Facility by the execution of this
Agreement.

     C.   All capitalized terms
used in this Agreement and not
defined herein shall have the
meanings given to such terms in the
Financing Agreement.

     NOW, THEREFORE, in order to
induce the Lender to make the
Revolving Credit Facility to the
Borrowers, the Pledgor covenants
and agrees with the Lender as
follows:

I.   SECURITY

     SECTION 1.01.  The Collateral.
As security for the prompt and full
performance of the Obligations (as
that term is defined in the
Financing Agreement) and of all
other obligations of the Borrowers
to the Lender, the Pledgor hereby
pledges, assigns and grants to the
Lender a security interest in the
following property of the Pledgor
(collectively, the "Stock
Collateral"):

          (a)  100% of the shares
of the capital stock (the "Stock")
of Southern Hospitality
Corporation, a Tennessee
corporation (the "Company"), all as
further described in EXHIBIT A
attached hereto and made a part
hereof;

          (b)  All stock rights,
rights to subscribe, dividends
(including, but not limited to,
cash dividends, stock dividends,
dividends paid in stock and
liquidating dividends) and any
other rights and property interests
including, but not limited to,
accounts, contract rights,
instruments and general intangibles
arising out of or relating to the
Stock;

          (c)  All other or
additional stock or other
securities or property (including
cash) paid or distributed in
respect of the Stock by way of
stock-split, spin-off, split-up,
reclassification, combination of
shares or similar corporate
rearrangement;

          (d)  All other or
additional stock or other
securities or property (including
cash) which may be paid or
distributed in respect of the Stock
by reason of any consolidation,
merger, exchange of stock,
conveyance of assets, liquidation
or similar corporate
reorganization; and

          (e)  All proceeds (both
cash and non-cash) of the
foregoing, whether now or hereafter
arising under the foregoing.

     SECTION 1.02.  Rights of the
Lender in the Stock Collateral.
The Pledgor agrees that with
respect to the Stock Collateral the
Lender shall have all the rights
and remedies of a secured party
under the Uniform Commercial Code,
as well as those provided by law
and/or in this Agreement.  The
Pledgor covenants and agrees to
execute and deliver in recordable
form such financing statements and
other instruments and filings
(including blank stock powers) as
are necessary in the opinion of the
Lender to perfect such pledge,
assignments and security interests
in the Stock Collateral, with any
recordation of such financing
statements or assignments to be at
the expense of the Pledgor.
Notwithstanding the fact that the
proceeds of the Stock Collateral
constitute part of the Stock
Collateral, the Pledgor may not
dispose of the Stock Collateral, or
any part thereof.

     SECTION 1.03.  Rights of the
Pledgor in the Stock Collateral.
Except upon the occurrence of and
during the continuance of an  Event
of Default occurs hereunder, the
Pledgor shall be entitled to
receive all dividends and other
distributions which may be paid on
any stock assigned hereunder and
which are not otherwise prohibited
by the Financing Documents.  The
Pledgor agrees that no dividend or
distribution or other benefit with
respect to the Stock shall be
received, and no vote shall be cast
or shareholder's consent, waiver or
ratification given or action taken
by the Pledgor in the Pledgor's
capacity as shareholder of the
Stock, which would violate or be
inconsistent with any of the terms
and provisions of this Agreement,
the Financing Agreement or any of
the other Financing Documents or
which would materially impair the
position or interest of the Lender
in the Stock Collateral or dilute
the percentage of the stock of the
Company pledged to the Lender
hereunder.  Any cash dividend or
distribution payable in respect of
the stock pledged to the Lender
hereunder which represents, in
whole or in part a return of
capital or is in violation of this
Agreement or the other Financing
Documents shall be received by the
Pledgor in trust for the Lender,
shall be paid immediately to the
Lender and shall be retained by the
Lender as part of the Stock
Collateral.

II.  REPRESENTATIONS AND WARRANTIES

     To induce the Lender to make
the Revolving Credit Facility to
the Borrowers pursuant to the
Financing Agreement, the Pledgor
represents and warrants to the
Lender as follows:

     Section 2.01  The Stock
Collateral.  (a) The Pledgor is the
sole owner of all of the Stock
Collateral, free and clear of all
security interests, pledges, voting
trusts, liens and claims
whatsoever, other than the security
interest, assignment and lien
granted under this Agreement and a
prior assignment granted to the
Lender to secure a term loan in the
original principal amount of
$18,250,000; (b) the stock assigned
as Collateral is subject to no
outstanding options, warrants or
other requirements with respect to
such stock; (c) the Pledgor has
good title to the Stock Collateral,
has full right, power and authority
to transfer the Stock Collateral
and perform all other obligations
required hereunder with respect to
the Stock Collateral and interests,
and has all voting rights in any
corporate matters as may be
represented by the Stock; and (d)
the stock assigned as Collateral
represents one hundred percent
(100%) of the stock of the Company.
Notwithstanding anything contained
in this Agreement to the contrary,
the Lender acknowledges that the
transfer of the Stock Collateral is
subject to certain restrictions as
set forth in the Consent to Pledge
of even date hereof among the
Pledgor, the Lender, the Company
and Wendy's International, Inc.

     Section 2.02 Power and
Authority.  The Pledgor has full
power and authority to execute and
deliver this Agreement and all
other documents, instruments and
certificates in connection with
this Agreement and the Obligations,
all of which have been duly
authorized by all proper and
necessary action.  No consent or
approval or of any public authority
is required as a condition to the
validity or enforceability of this
Agreement or any of the other
Financing Documents executed and
delivered by the Pledgor.
Notwithstanding anything contained
in this Agreement to the contrary,
the Lender acknowledges that the
transfer of the Stock Collateral is
subject to certain restrictions as
set forth in the Consent to Pledge
of even date hereof among the
Pledgor, the Lender, the Company
and Wendy's International, Inc.

III. COVENANTS

     Until payment in full and the
performance of all of the
Obligations of the Borrowers under
the Financing Documents and this
Agreement, the Pledgor covenants
and agrees with the Lender as
follows:

     SECTION 3.01.  Delivery of
Collateral.  The Pledgor shall
deliver to the Lender (a) the
certificates representing the
shares of the Stock, (b)
immediately upon its receipt of any
additional shares of stock in the
Company, the certificates
representing such additional shares
of stock, and (c) executed
irrevocable stock powers for all of
the assigned shares of stock
conferring upon the Lender the
right to sell, assign and transfer,
any or all of such shares of stock
upon any Event of Default.

     SECTION 3.02.  Defense of
Title and Further Assurances.  The
Pledgor shall defend, at its sole
expense, the title to the Stock
Collateral and any part thereof.
Further, the Pledgor shall
promptly, upon request by the
Lender, execute, acknowledge and
deliver any financing statement,
endorsement, renewal, affidavit,
deed, assignment, continuation
statement, security agreement,
certificate or other document as
may be required in order to
perfect, preserve, maintain,
protect, continue and/or extend the
lien and security interest of the
Lender under this Agreement and the
priority thereof.  The Pledgor
shall pay to the Lender upon demand
all taxes and documented out-of-pocket
costs and expenses
(including but not limited to
reasonable attorney's fees)
incurred by the Lender in
connection with the preparation,
execution, recording and filing of
any such document or instrument
mentioned aforesaid.

IV.  EVENTS OF DEFAULT

     The occurrence of any one or
more of the following events
(herein sometimes referred to as
"Events of Default") shall
constitute a default hereunder, and
all such Events of Default are
individually and collectively
included in the term "default" as
used herein:

          (a)  If a Default (as
defined therein) has occurred under
the Financing Agreement;

          (b)  If the Pledgor shall
fail to duly perform, comply with
or observe any of the terms,
conditions or covenants of this
Agreement, and such failure
continues uncured for thirty (30)
days after written notice thereof
from the Lender; or

          (c)  If any
representation or warranty
contained herein or any statement
or representation made by the
Pledgor or on behalf of and with
the knowledge of the Pledgor in any
report, opinion, financial
statement or certificate shall
prove to be false or incorrect in
any material respect on the date as
of which made.

V.   RIGHTS AND REMEDIES

     If any one or more Events of
Default shall occur, then in each
and every such case, the Lender at
its option may (but is not
obligated to) at any time
thereafter exercise and/or enforce
any of the following rights and
remedies:

     SECTION 5.0l.  Legal
Proceedings.  The Lender may
proceed to protect or enforce its
rights by an action or actions at
law or in equity or by any other
appropriate proceeding, whether for
the specific performance of any of
the covenants herein contained or
of any other agreement contained
herein, or for an injunction
against the violation of any of the
terms hereof, or in aid of the
exercise or execution of any right,
remedy or power granted herein or
by law.

     SECTION 5.02.  Rights of
Lender Concerning the Stock
Collateral.  The Lender may, upon
the occurrence and during the
continuance of an Event of Default,
and the Pledgor hereby appoints
irrevocably the Lender its
attorney-in-fact therefor, with
power of substitution, in the name
of the Lender or in the name of the
Pledgor or otherwise, for the use
and benefit of the Lender, but at
the cost and expense of the Pledgor
and without notice to the Pledgor,
(a) take any action and execute any
instruments which such attorney-in-fact
may deem necessary or
advisable to accomplish the
purposes of this Agreement, (b)
settle, extend, renew, compromise,
compound, exchange or adjust claims
or security in respect of any of
the Stock Collateral or of any
legal proceedings brought with
regard thereto, (c) make any
agreement with respect to any of
the Stock Collateral and otherwise
deal with the Stock Collateral, (d)
take control in any manner of any
cash or non-cash items of payments,
and (e) endorse the name of the
Pledgor upon any items of payment
for the Stock Collateral or any
Proof of Claim in bankruptcy
against the Pledgor, or any other
obligor under any of the Stock
Collateral.  This appointment as
attorney-in-fact is irrevocable and
coupled with an interest.

     SECTION 5.03.  Sale or Other
Disposition of Collateral.  Upon
the occurrence and during the
continuance of an Event of Default,
the Lender may sell or redeem the
Stock or other Collateral, or any
part thereof, in one or more sales,
at public or private sale,
conducted by any officer or agent
of, or auctioneer or attorney for,
the Lender, at the Lender's place
of business or elsewhere, for cash,
upon credit or future delivery, and
at such price or prices as the
Lender shall, in its sole
discretion, determine, and the
Lender may be the purchaser of any
or all of the Stock or other
Collateral so sold.  Further:

          (a)  The Pledgor
recognizes that the Lender may be
unable to effect a public sale of
all or a part of the Stock
Collateral by reason of certain
prohibitions contained in the
Securities Act of 1933, as amended,
and other applicable federal and
state statutes, rules and
regulations.  The Lender may,
therefore, in its discretion, at
any sale of the Stock Collateral
restrict the prospective bidders or
purchasers as to their number,
nature of business and investment
intention, including, without
limitation, a requirement that the
persons making such purchases
represent and agree to the
satisfaction of the Lender that
they are purchasing the Stock or
other securities for their account,
for investment, and not with a view
to the distribution or resale of
any thereof.  Upon any such sale or
redemption the Lender shall have
the right to deliver, assign and
transfer to the purchaser thereof
the Stock Collateral so sold.

          (b)  Each purchaser
(including the Lender) at any such
sale shall hold the Stock
Collateral so sold absolutely free
from any claim or right of
whatsoever kind of the Pledgor,
including, without limitation, any
equity or right of redemption of
the Pledgor, which the Pledgor
hereby specifically waives to the
extent it may lawfully do so.

          (c)  Any notice required
by law of any sale, public or
private, of all or any part of the
Stock Collateral shall be deemed in
all circumstances to have been
given in a commercially reasonable
manner if sent at least ten (10)
days prior to such sale by mail to
the Pledgor at its address last
known to the Lender.  At any such
sale the Stock Collateral may be
sold in one lot as an entirety or
in separate parcels.  The Lender
shall not be obligated to make any
sale pursuant to any such notice.
In case of any sale of all or any
part of the Stock Collateral on
credit or for future delivery, the
Stock Collateral so sold may be
retained by the Lender until the
selling price is paid by the
purchaser thereof, but the Lender
shall not incur any liability in
case of the failure of such
purchaser to take up and pay for
the Stock Collateral so sold, and
in case of any such failure, such
Collateral may again be sold under
and pursuant to the provisions
hereof. The Lender, as attorney-in-fact, pursuant to Section 5.02 hereof, may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Stock Collateral sold pursuant to this Section. The
Pledgor shall, if so requested by
the Lender, ratify and confirm any
sale or sales by executing and
delivering to the Lender, or to
such purchaser or purchasers, all
such documents as may, in the
judgment of the Lender, be
advisable for the purpose.

     SECTION 5.04.  Costs and
Expenses.  The Pledgor shall pay on
demand all documented out-of-pocket
costs and expenses (including
actual attorney's fees reasonably
incurred), all of which shall be
deemed part of the Obligations,
incurred by and on behalf of the
Lender incident to any collection,
servicing, sale, disposition or
other action taken by the Lender
with respect to the Stock
Collateral or any portion thereof;
provided such action is authorized
hereunder.

     SECTION 5.05.  Application of
Proceeds of Sale.  Any proceeds of
any sale or other disposition of
the Stock Collateral may be applied
by the Lender first to the payment
of all unpaid costs and expenses
mentioned in Section 5.04 above,
and the balance, if any, shall be
applied by the Lender to the
payment of the Obligations in such
order as the Lender in the exercise
of its sole discretion may elect.
The Pledgor shall continue to be
liable for any deficiency after
such application and shall be
entitled to any surplus.

     SECTION 5.06.  Receipt
Sufficient Discharge to Purchaser.
Upon any sale or other disposition
of the Stock Collateral or any part
thereof, the receipt of the Lender
or other person making the sale or
disposition shall be a sufficient
discharge to the purchaser for the
purchase money, and such purchaser
shall not be obligated to see to
the application thereof.

     SECTION 5.07.  Remedies, etc.
Cumulative.  Each right, power and
remedy of the Lender as provided
for in this Agreement or in any of
the other Financing Documents or in
any related instrument or agreement
or now or thereafter existing at
law or in equity or by statute or
otherwise shall be cumulative and
concurrent and shall be in addition
to every other right, power or
remedy provided for in this
Agreement or in the other Financing
Documents or in any related
document, instrument or agreement
or now or hereafter existing at law
or in equity or by statute or
otherwise, and the exercise or
beginning of the exercise by the
Lender of any one or more of such
rights, powers or remedies shall
not preclude the simultaneous or
later exercise by the Lender of any
or all such other rights, powers or
remedies.

     SECTION 5.08.  No Waiver, etc.
No failure or delay by the Lender
to insist upon the strict
performance of any term, condition,
covenant or agreement of this
Agreement or of any of the other
Financing Documents or of any
related documents, instruments or
agreements, or to exercise any
right, power or remedy consequent
upon a breach thereof, shall
constitute a waiver of any such
term, condition, covenant or
agreement or of any such breach, or
preclude the Lender from exercising
any such right, power or remedy at
any later time or times.  By
accepting payment after the due
date of any amount payable under
this Agreement or under any of the
other Financing Documents or under
any related document, instrument or
agreement, the Lender shall not be
deemed to waive the right either to
require prompt payment when due of
all other amounts payable under
this Agreement or under any other
of the Financing Documents, or to
declare a default for failure to
effect such prompt payment of any
such other amount.

VI.  MISCELLANEOUS

     SECTION 6.0l.  Liability of
Lender.  Except for gross
negligence or willful misconduct,
the Lender shall be under no
liability for, and the Pledgor
hereby releases the Lender from,
all claims for loss or damage
caused by (a) the Lender's failure
to perform or collect any of the
Stock Collateral, or (b) the
Lender's failure to preserve or
protect any rights of the Pledgor
under the Stock Collateral.  In the
event the Lender enforces or seeks
to enforce any of the rights of a
shareholder under any of the Stock
Collateral, the Pledgor shall
immediately reimburse the Lender
for such costs and expenses
(including actual attorney's fees
reasonably incurred) so incurred
and payment of such sums shall be
secured by this Agreement.

     SECTION 6.02   Terms Binding.
All of the terms, conditions,
stipulations, warranties,
representations and covenants of
this Agreement, shall apply to and
be binding upon, and shall inure to
the benefit of the Pledgor and the
Lender and their respective
successors and assigns.

     SECTION 6.03   Subject to
Applicable Law.  All rights, powers
and remedies provided in this
Agreement may be exercised only to
the extent that the exercise
thereof does not violate any
applicable provision of law, and
are intended to be limited to the
extend necessary so that they will
not render this Agreement invalid,
illegal or unenforceable under the
provisions of any applicable law.
If any term of this Agreement shall
be held to be invalid, illegal or
unenforceable, the validity of the
other terms of this Agreement shall
not be affected thereby.

     SECTION 6.04   Gender, etc.
Whenever used herein, the singular
number shall include the plural,
the plural the singular and the use
of the masculine, feminine or
neuter gender shall include all
genders.

     SECTION 6.05   Headings.  The
Section headings in this Agreement
are for convenience only, and shall
not limit or otherwise affect any
of the terms hereof.

     SECTION 6.06   Notice.  Any
notice pursuant to this Agreement
shall be given in accordance with
Section 7.3 of the Financing
Agreement

     SECTION 6.07   Cross
Reference.     This Agreement is
one of the Financing Documents
referred to in the Financing
Agreement.

     IN WITNESS WHEREOF, the
Pledgor has caused this Agreement
to be executed, sealed and
delivered, as of the day and year
first written above.

WITNESS OR ATTEST:                 DAVCO RESTAURANTS, INC.


/S/ D.J. Norman                    By: /S/ Charles C. McGuire III (SEAL)
                                   Name:
                                   Title:


                          EXHIBIT A

          Name                          Shares of Capital Stock

SOUTHERN HOSPITALITY CORPORATION        _______________________



                     FINANCING STATEMENT


TO BE RECORDED WITH THE MARYLAND
STATE DEPARTMENT OF ASSESSMENTS &
TAXATION

     This Financing Statement is
presented to a Filing Officer
pursuant to the Maryland Uniform
Commercial Code.

     1.   NAME AND ADDRESS         DAVCO RESTAURANTS, INC.
          OF DEBTOR:               1657 Crofton Boulevard
                                   Crofton, Maryland 21114

     2.   NAME AND ADDRESS         THE FIRST NATIONAL BANK OF MARYLAND
          OF SECURED PARTY,        25 South Charles Street
                                   Baltimore, Maryland 21201
                                   Attn: Christopher A. Padgett
                                         Mail Code 101-560

     3.   Debtor's principal place
of business is in Anne Arundel
County, Maryland.

     4.   This Financing Statement
covers all right, title and
interest of the Debtor in and to
the following types (or items) of
property:

          (a)  100% of the shares
     of the capital stock (the
     "Stock") of Southern
     Hospitality Corporation, a
     Tennessee corporation;

          (b)  All stock rights,
     rights to subscribe, dividends
     (including, but not limited
     to, cash dividends, stock
     dividends, dividends paid in
     stock and liquidating
     dividends) and any other
     rights and property interests
     including, but not limited to,
     accounts, contract rights,
     instruments and general
     intangibles arising out of or
     relating to the Stock;

          (c)  All other or
     additional stock or other
     securities or property
     (including cash) paid or
     distributed in respect of the
     Stock by way of stock-split,
     spin-off, split-up,
     reclassification, combination
     of shares or similar corporate
     rearrangement;

          (d)  All other or
     additional stock or other
     securities or property
     (including cash) which may be
     paid or distributed in respect
     of the Stock by reason of any
     consolidation, merger,
     exchange of stock, conveyance
     of assets, liquidation or
     similar corporate
     reorganization; and

          (e)  All proceeds (both
     cash and non-cash) of the
     foregoing, whether now or
     hereafter arising under the
     foregoing.

     5.   The Debtor certifies that
no recordation tax is payable in
connection with the recording of
this Financing Statement.


DEBTOR:

DAVCO RESTAURANTS, INC.


By:/S/ Charles C. McGuire III
   Name:
   Title:


Filing Officer:  After recordation,
please return this Financing
                 Statement to:

                 Kathleen M. Donahue, Esq.
                 Miles & Stockbridge
                 A Professional Corporation
                 10 Light Street, 8th Floor
                 Baltimore, Maryland  21202